SECURITIES AND EXCHANGE COMMISSION
             WASHINGTON, D.C.  20549
          -----------------------------
                     FORM 8-K
                  CURRENT REPORT
      Pursuant to Section 13 or 15(d) of the
         Securities Exchange Act of 1934

                  March 9, 1998
        (Date of Earliest Event Reported)
          ADVANCED OXYGEN TECHNOLOGIES,
                       INC.
(Exact Name of Registrant as Specified in its Charter)
Delaware                  000-09951             91-1143622
(State of Incorporation)  (Commission File No.)  (I.R.S. Employer
               Identification No.)
           C/O Crossfield Incorporated
           230 Park Avenue, Suite 1000
               New York, NY  10169
     (Address of Principal Executive Offices)
  Registrant's Telephone Number:  (212) 808-3061
         C/O Edelson Technology Partners
               300 Trice Boulevard
            Woodcliff Lake, NJ  07675
                 (Former Address)



ITEM 2:   ACQUISITION OR DISPOSITION OF ASSETS.

     On March 9, 1998, pursuant to an Agreement for Purchase and Sale of Specified Business Assets, a Promissory Note, and a Security Agreement all dated March 9, 1998, Advanced Oxygen Technologies, Inc.(the
"Company") purchased certain tangible and intangible assets including goodwill and rights under certain contracts, from Integrated Marketing Agency, Inc., a California Corporation ("IMA").
     The assets purchased from IMA consisted primarily of furniture, fixtures, equipment, computers, servers, software and databases previously used by IMA in its full service telemarketing business. The Company intends to employ the assets purchased from IMA for the purposes of Database Management Services.
     The purchase price consisted of delivery at closing by the Company of a [$10,000] down payment, a Promissory Note in the amount of [$550,000] payable to IMA periodically with final payment due on April
10, 2000 and accruing compounded interest at a rate of nine percent (9%) per annum, and [1,670,000] shares of convertible, preferred stock, par value $.01 per share, of the Company (the "Preferred Stock") . The Preferred Stock is automatically convertible into shares of the Company's common stock, par value $.01 per shares (the "Common Stock"), on March 2, 2000, at a conversion rate which will depend on the average closing price of the Common Stock for a specified period prior thereto. The purchase price was determined based on the fair market value of the purchased assets.
     The down payment portion of the purchase price was drawn from cash reserves of the Company, and the cash required for payments due under the Promissory Note will be generated by future revenues from the Company's business.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA
          FINANCIAL INFORMATION & EXHIBITS.
(c)       Exhibits
Exhibit 1 Agreement for Purchase & Sale of Specified Business
          Assets
Schedule 1     List of Purchased Assets
Schedule 2     Allocation of Sales Price
Schedule 3     Delivered Documents
Exhibit A      Bill of Sales
Exhibit B      Covenant of Non-Competition
Exhibit C      Promissory Note
Exhibit D      Security Agreement
Exhibit E      Seller's Legal Opinion
Exhibit F      Employment Contract
Exhibit G      UCC-1

SIGNATURES

          Pursuant to the requirements of the Securities and Exchange
Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 9, 1998.    ADVANCED OXYGEN
                         TECHNOLOGIES, INC.
                         BY: Robert E. Wolfe
                             President


                    EXHIBIT 1
                    AGREEMENT
         FOR PURCHASE & SALE OF SPECIFIED
                 BUSINESS ASSETS

     THIS AGREEMENT (this "Agreement") for Purchase & Sale of Specified Business Assets, is dated as of the 9th day of March, 1998 (the "Closing Date"), in the County of Los Angeles, State of
California, by and between the following parties:

                   FIRST PARTY:
INTEGRATED MARKETING AGENCY, INC., a
corporation organized and existing under the laws of the State of California (hereinafter referred to as "Seller").

                   SECOND PARTY
ADVANCED OXYGEN TECHNOLOGIES, INC., a
corporation organized and existing under the laws of the State of Delaware (hereinafter referred to as "Buyer").

1. RECITALS.
   1.1. The rights, duties and obligations arising under this Agreement are premised upon the following facts which are recited hereat to have the force of conclusive presumptions pursuant to the provisions of California Evidence Code Section 622:
          1.1.1. Seller has its principal place of business in Los Angeles County, California, and Seller's primary enterprise has been a full-service marketing agency business operating nationally.
          1.1.2. Buyer has its principal place of business in the State of New York.
          1.1.3. Seller and its shareholders have determined that it is in their best interests to divest certain of Seller's business assets consisting of certain tangible and intangible assets, including goodwill and rights under certain contracts, all as more fully listed on Schedule
          "1" (referred to in this Agreement as the "Purchased
          Assets").
          1.1.4. Buyer desires to acquire the Purchased Assets on the terms and conditions hereinafter enumerated.
1.2. In consideration of the duties created herein and the benefits conferred hereby, the adequacy of which is hereby acknowledged, each of the parties voluntarily enters into this Agreement.

2. CONSTRUCTION & INTERPRETATION.
   2.1. All documents referred to in this Agreement as "Schedules" and "Exhibits" are hereby incorporated by such reference as a part of this Agreement as though set forth in full at the point of such reference.

  2.2. Whenever in this Agreement there appears the locative adverbs "herein", "hereunder", "herein below", "herein above", "under this Agreement", or any substantially similar adverb or phrase, the same shall be deemed to refer to this Agreement in its entirety and not to any specific article, section, subsection, subpart, paragraph or subparagraph.

  2.3. As used herein, the terms "in this Agreement," "under this Agreement" or substantially similar terms, encompass not only the four corners of this Agreement, but also mean, refer to and include all exhibits attached hereto.

3. DEFINITIONS.
   3.1. In addition to any other terms or phrases which may be defined herein, the following definitions shall apply to and govern this
Agreement:
          3.1.1. "Purchased Assets" means and refers to each, every and all of the assets listed on Schedule "1".
          3.1.2. "Allocation of Sales Price" means and refers to the values assigned to the Purchased Assets, respectively, as listed on Schedule "2."
          3.1.3. "Delivered Documents" means and refers to the documents and materials listed on Schedule "3".
          3.1.4. "Bill of Sale" means and refers to the transfer instrument that shall comprise a part of the transaction contemplated by this Agreement in a form substantially identical to Exhibit "A."
          3.1.5. "Covenant of Non Competition" means and refers to the contract restricting competitive activities by Seller and John Teuber which shall comprise a part of the transaction contemplated by this Agreement in a form substantially identical to Exhibit "B."
          3.1.6. "Promissory Note" means and refers to the debt instrument that shall comprise a part of the transaction contemplated by this Agreement in a form substantially identical to Exhibit "C."
          3.1.7. "Security Agreement" means and refers to the security instrument that shall comprise a part of the transaction contemplated by this Agreement in a form substantially identical to Exhibit "D."
          3.1.8. "Seller's Legal Opinion" means and refers to the legal opinion of Seller's counsel that shall comprise a part of the transaction contemplated by this Agreement in a form substantially identical to Exhibit
          "E."
          3.1.9. "Teuber Employment Contract" means and refers to the employment contract between Buyer and John Teuber which shall comprise a part of the transaction contemplated by this Agreement in a form substantially identical to Exhibit "F."
          3.1.10. "UCC-1 Form" means and refers to the Uniform Commercial Code Financing Statement that shall comprise a part of the transaction contemplated by this Agreement in a form substantially Identical to Exhibit "G".

4. PURCHASE AND SALE OF SELECTED ASSETS; NO ASSUMPTION OF
LIABILITIES.
  4.1. ASSETS TO BE SOLD BY SELLER. Seller hereby sells, transfers, assigns and sets over to Buyer, and Buyer hereby purchases and acquires from Seller, all of Seller's right, title and interest in and to the Purchased Assets, including goodwill, free and clear of all mortgages, security interests, conditional sales agreements, liens, charges, pledges, claims, other security interests or encumbrances of any kind
(except for Seller's security interest as herein provided), all for the consideration and on the terms, conditions and covenants specified herein.

  4.2. ACCEPTANCE OF PURCHASED ASSETS "AS IS." Except as otherwise provided in this Agreement, Seller makes no warranty regarding the condition of the Purchased Assets and Buyer agrees that all items comprising the Purchased Assets are accepted by Buyer in "as is" condition.

  4.3. NO ASSUMPTION OF LIABILITIES BY BUYER.
Notwithstanding any other provision in this Agreement, Buyer neither assumes nor shall be obligated to pay, perform or discharge any obligations or liabilities of Seller, whether known or unknown, fixed, contingent or otherwise, including without limitation, any liability or obligation of Seller for taxes of any kind with respect to the Purchased Assets for periods prior to the Closing Date.

5. PURCHASE PRICE.
   5.1. The consideration for the transfer of the Purchased Assets (the "Purchase Price" herein) is as follows:
          5.1.1. A down payment at the Closing in the total sum of Ten Thousand U.S. Dollars ($10,000.00)(the
          "Down Payment");
          5.1.2. A promissory note made payable to Seller in the total amount of Five Hundred Fifty Thousand U.S.
          Dollars ($550,000.00)(the "Promissory Note"); and
          5.1.3. One Million Six Hundred Seventy Thousand (1,670,000) shares of convertible, preferred stock, par value $.01 per share, of Buyer (collectively, the "Preferred Shares"), having an aggregate value of One Million Four Hundred and Forty Thousand U.S.
          Dollars ($1,440,000.00), and having the following rights attached thereto:
               5.1.3.1. Fixed annual dividends of $0.001 per share payable on January 1 of each year;
               5.1.3.2. Automatic conversion on March 2,
               2000 (the "Conversion Date") of each share of Preferred Stock into either:
                             (a) one (1) share of Buyer's common
               stock, par value $.01 per share ("Common
               Stock"), if the average closing price of the Common Stock during the ten trading days immediately prior to March 1, 2000 is equal to or greater than sixty-six cents ($0.66) per share; or
                             (b) one and one-half (11/2) shares of
               Common Stock if the average closing price of the Common Stock during the ten trading days immediately prior to March 1, 2000 is less than sixty-six cents ($0.66) per share.
               5.1.3.3. If on the Conversion Date the
               aggregate value of the Common Stock into which the Preferred Shares are converted pursuant to Section 5.1.3.2 above (the
               "Converted Shares") is less than Five Hundred Thousand Dollars ($500,000), then Seller shall have the option, at Seller's sole discretion, to cause Buyer to redeem the Converted Shares for the aggregate sum of Five Hundred
               Thousand U.S. Dollars ($500,000.00) by
               delivering written notice of Seller's intention to redeem the Converted Shares to Buyer within ten (10) business days after the Conversion Date (the "Redemption Notice").
               Buyer shall pay Seller the sum of $500,000 not later than thirty (30) days following the date on which Buyer receives the Redemption
               Notice against receipt by Buyer of all
               certificates representing the Preferred Shares and/or Converted Shares.

6. CLOSING MATTERS.
   6.1. SELLER'S DELIVERIES. On the date hereof, Seller shall deliver to Buyer:
        6.1.1. The Bill of Sale, executed on behalf of Seller by its duly-authorized officer;
        6.1.2. Possession of each, every and all of the Purchased Assets;
        6.1.3. Seller's Legal Opinion, executed by Seller's legal counsel, along with both the results of a search of U.C.C. filings and a report issued by Dun & Bradstreet regarding Seller;
        6.1.4. The Covenant of Non Competition, executed on behalf of Seller by its duly authorized officer and John Teuber;
        6.1.5. The Teuber Employment Contract, executed by
John Teuber;
        6.1.6. Assignments of the Contract Rights (as such term is defined in Section 7.2.7); and
        6.1.7. All documentation which, in the reasonable opinion of Buyer's counsel, satisfies the transfer to Buyer of the Purchased Assets.

6.2. BUYER'S DELIVERIES. On the date hereof, Buyer shall deliver to Seller:
       6.2.1. The Down Payment;
       6.2.2. The Promissory Note, executed on behalf of Buyer by its duly authorized officer;
       6.2.3. The Security Agreement, executed on behalf of Buyer by its duly authorized officer;
       6.2.4. Certificates representing the Preferred Shares, issued in the name of Seller; and
       6.2.5. All documentation which, in the reasonable opinion of Seller's counsel, satisfies the transfer to Buyer of the Purchased Assets.

7. REPRESENTATIONS AND WARRANTIES.
   7.1. Buyer represents, warrants, covenants and agrees as follows:
       7.1.1. CORPORATE; AUTHORITY.. Buyer's execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action of Buyer and this Agreement constitutes the valid and binding obligation of Buyer, enforceable against it in accordance with its terms, except as may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally and subject to general principles of equity.
       7.1.2. CORPORATE FORM. Neither the shareholders nor the Board of Directors of Buyer have considered any action which would result in a change in Buyer's corporate form (including merger and dissolution) nor are there any facts or circumstances presently in existence on which basis a reasonable person would have reason to believe that such action would be, likely to be taken during the time that Buyer is indebted to Seller under this Agreement or any related agreement
       7.1.3. BULK SALE PROVISIONS. Buyer acknowledges its awareness that the transactions contemplated by this Agreement constitute a transfer of a substantial portion of Seller's assets and, therefore, may constitute a "bulk transfer" within the meaning specified in California Commercial Code section6101, et seq. and, upon the closing of the transactions, Buyer shall be deemed to have knowingly, voluntarily and with the benefit of legal counsel, waived the necessity of compliance with the notice requirements of said statutes.
       7.1.4. RECEIPT OF DELIVERED DOCUMENTS. Buyer acknowledges its receipt from Seller, on or prior to the date hereof, of the Delivered Documents listed on Schedule 3 attached hereto.

7.2 Seller represents, warrants, covenants and agrees as follows:
       7.2.1. CORPORATE. Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of California and has the full corporate power and authority to enter into and to perform this Agreement and all other agreements and instruments to be executed and delivered in connection herewith (the "Ancillary Documents").

       7.2.2. AUTHORIZATION. The execution, delivery and performance of this Agreement and the Ancillary Documents by Seller and John Teuber, as the case may be, have been duly authorized by all necessary corporate action of Seller and this Agreement and the Ancillary Documents constitute the valid and binding obligations of Seller and John Teuber, as the case may be, enforceable against them in accordance with their terms, except as may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally and subject to general principles of equity.

      7.2.3. NO CONFLICT. The execution, delivery and performance of this Agreement and the Ancillary Documents by Seller shall not: (i) conflict with the certificate of incorporation or bylaws of Seller and shall not conflict with, or result in the breach or termination of, or constitute a default under, any agreement, commitment or other instrument, or any order, judgment or decree, to which Seller is a party or by which it is bound or (ii) constitute a violation by Seller of any law or regulation applicable to Seller.

      7.2.4. CONSENT. No consent, approval or authorization of, or designation, declaration or filing with, any governmental authority or consent of any other party is required in connection with the execution, delivery and performance of this Agreement and the Ancillary Documents on the part of Seller.

      7.2.5. TITLE. Seller has good and marketable title to all of the Purchased Assets, free and clear of all mortgages, security interests, conditional sales agreements, liens, charges, pledges, claims, other security interests or encumbrances of any kind. The Purchased Assets are and shall remain free and clear of any liens or encumbrances resulting from any taxes arising in any period up to the Closing Date.

      7.2.6. LITIGATION. There are no actions, claims, creditors' proceedings, arbitrations or government investigations or other administrative or judicial proceedings pending or, to the best of Seller's knowledge, threatened, against or affecting the Purchased Assets before any court, administrative agency or arbitration panel, and there are no orders, decrees or judgments pending or entered against Seller affecting the Purchased Assets.

      7.2.7. CONTRACT RIGHTS. The Purchased Assets include, among other tangible and intangible assets, certain rights to accounts receivable under certain contracts entered into between Seller and its customers and third parties (collectively, the "Contract Rights").
Seller assumes all obligations and liabilities with respect to such contracts which have arisen prior to the Closing Date. After the Closing Date, Buyer shall assume, on a going-forward basis, all obligations and liabilities with respect to such contracts which may arise after the Closing Date, and shall be entitled to receive the benefits of all Contract Rights. All of the aforesaid Contract Rights are assignable by Seller in its sole discretion and are being assigned to Buyer in writing without amendment (unless any amendment is approved by Buyer). Seller is not in default in any respect under the terms of any such contracts nor is any other party to any such contracts in default thereunder.

    7.3. SURVIVAL. All representations and warranties contained herein shall survive the Closing Date for a period of two (2) years, except that the representations and warranties made in Section 7.2.1, 7.2.2, 7.2.3 and 7.2.4 shall survive the Closing Date for a period of five (5) years, and the representation and warranty made in Section
7.2.5 shall survive indefinitely.

    8. INDEMNIFICATION.

    8.1. INDEMNITY BY BUYER. Buyer shall indemnify, defend and hold harmless Seller from and against and in respect to any and all claims, expenses, liabilities and damages, including reasonable attorneys fees, that Seller shall incur or suffer or which arise from or relate to any claim or cause of action by any party with respect to any obligation, liability or alleged obligation or liability relating to or arising out of any breach by Buyer of the representations and warranties set forth in Section 7.1 above, or Buyer's failure to fulfill any covenant or agreement contained in this Agreement.

    8.2. INDEMNITY BY SELLER. Seller shall indemnify, defend and hold harmless Buyer from and against and in respect to any and all claims, expenses, liabilities and damages, including reasonable attorneys' fees, that Buyer shall incur or suffer or which arise from or relate to any claim or cause of action by any party with respect to any obligation, liability or alleged obligation or liability relating to or arising out of (i) any breach by Seller of the representations and warranties set forth in Section 7.2 above, or Seller's failure to fulfill any covenant or agreement contained in this Agreement, or (ii) liabilities or obligations not assumed by Buyer under Section 4.3, (iii) any Excluded Assets.

    8.3. NOTICE TO INDEMNIFYING PARTY. Either party claiming a right to indemnification hereunder shall promptly notify in writing the other party hereto (the "Indemnifying Party") of the existence of any claim, demand or other matter to which its indemnification obligations hereunder would apply, and shall give it twenty (20) days to elect to defend the same at its own expense and with counsel of its own selection. Should the Indemnifying Party elect to defend the same at its own expense, the Indemnifying Party shall have the absolute right to compromise or settle such claim, demand or other matter in its sole discretion. If the Indemnifying Party fails within twenty (20) days after receipt of such notice to defend the same, the other party hereto shall, in addition to any other rights it may have, at law or in equity, have the right to undertake the defense of and compromise or settle the claim, demand or other matter.

9. SALES TAXES.
9.1. Seller hereby expressly assumes responsibility for the payment of, and shall timely pay any and all sales and use taxes and assessments imposed by any governmental authority as well as any transfer fees, assumption fees and the like that may income due as a consequence of the transactions under this Agreement; provided, however, that Buyer shall reimburse Seller for fifty percent (50%) of such fees within 30 days after Seller's written request for .contribution therefrom. Any such contribution request from Seller shall be accompanied by written evidence of Seller's payment of such fees.
9.2. The values set forth beside the various items comprising the Purchased Assets, respectively, as appear on the Allocation of Sales Price (Schedule "2") constitutes the parties' good faith allocation of the monetary consideration.
10. COSTS AND EXPENSES.
10.1. Except as specifically stated herein, each party shall bear its own expenses, including expenses of counsel, with respect to this Agreement and the transactions contemplated hereby.
10.2. Seller shall be responsible for and shall pay any and all filing and public records fees and costs incurred or incidental to the perfection of its security interest in the Purchased Assets.
11. NO BROKERS, FINDERS OR COMMISSIONS.
11.1. Each of the parties to this Agreement represents and warrants to the other that all negotiations relating to this Agreement and the transactions contemplated hereby have been carried on by them individually, by their counsel, consultants or by officers of counsel or consultants for the other party and they have not dealt with or employed any broker or finder in connection with or on account of this Agreement or any transaction herein contemplated and insofar as they have knowledge, except for fees of their respective counsel, consultants and financial advisors for which each party is responsible, no broker, consultant or finder is entitled to any commission or broker's or finder's fee in connection with or as a consequence of any of the transactions contemplated by this Agreement.
12. CONFIDENTIALITY; PUBLIC ANNOUNCEMENTS.
    12.1. Each party hereto agrees that it will not, without the prior written consent of the other party, disclose to any third party, directly or indirectly, any trade secrets or confidential data relating to such other party, or the business of such other party, as a result of the transactions contemplated by this Agreement. No public announcement or press release concerning the transactions contemplated herein shall be made at any time by the Buyer or Seller, unless by mutual written consent or otherwise required by law.

    13. MISCELLANEOUS PROVISIONS.

13.1. FURTHER ASSURANCES. The parties hereto each agree that they shall execute and, if appropriate, acknowledge, without any additional consideration, any and all additional and other documents, instruments and writings which may be necessary to, or which would reasonably facilitate, the vesting in Buyer of good and marketable title to the Purchased Assets as provided herein and to carry out the purposes of this Agreement, including specifically the Covenant of Non-Competition.
13.2. ATTORNEY'S FEES & COSTS. In the event that any action
or other formal proceeding is instituted to enforce or interpret any part of this Agreement, the party prevailing in such action or proceeding shall be entitled to recover, in addition to the prevailing party's costs of suit, such attorneys' fees as the presiding tribunal deems to have been reasonably incurred by the prevailing party.
13.3. BINDING AGREEMENT. All terms, conditions and
covenants to be observed and performed by the parties hereto shall be applicable to and binding upon their respective agents, servants, heirs, executors, administrators, affiliates, subsidiaries, associates, employees, successors and assigns.
13.4. CAPTIONS. All captions (paragraph headings) set forth in this Agreement are inserted only as a matter of convenience and for reference, and shall not be construed to define, limit, interpret, prescribe or describe the scope or intent of this Agreement, meaning, and shall not be considered for such purposes, or any part hereof, nor affect it.
13.5. COUNTERPARTS. This Agreement may be executed in any
number of counterparts, each of which shall be deemed an original but all of which, when taken together, shall constitute one and the same document.
13.6. ENTIRE AGREEMENT. This Agreement is an integrated
document containing and expressing all terms, covenants, conditions, warranties and agreements of the parties relating to the subject matter hereof. No other or prior agreements or understandings pertaining to the same shall be valid or of any force or elect.
13.7. AMENDMENT ONLY BY WRITING. This Agreement cannot
be amended, altered or modified, except in writing signed by the parties hereto.
13.8. DEFINITION OF WRITING. All references in this Agreement to "written" consents, notices or other documentation required to be given, received or obtained, shall mean a writing (printed, typewritten or handwritten) actually signed by the party giving such consent, notice or otherwise, with the intent to give such consent, notice or otherwise, free from duress, undue influence, fraud and coercion.
13.9. GENDER; PLURAL AND SINGULAR. Whenever required by
the context hereof, the singular shall be deemed to include the plural, the plural shall be deemed to include the singular, the masculine the feminine, and the neuter gender shall be deemed to include the others.
13.10. GOVERNING LAW. This Agreement shall be interpreted,
construed and governed by, in accordance with and consistent with the laws of the State of California. which shall apply in all respects, including statutes of limitations, to any disputes or controversies arising out of or pertaining to this Agreement.
13.11. NEITHER PARTY  TO BE DEEMED DRAFTER. This contract
is to be deemed to have been prepared jointly by the parties hereto and any uncertainty or ambiguity existing herein shall not be interpreted against either party on the basis that such party was the drafter hereof, but instead shall be interpreted according to the application of rules for the interpretation of contracts, if such an uncertainty or ambiguity exists.
13.12. NOTICES. Any notice required or permitted to be given hereunder shall be so given by registered or certified (return receipt requested) United States Postal Service mail, postage prepaid, unless a notice transmitted in said manner is returned to the sender as unclaimed, refused or undeliverable, or unless the party giving notice has a good faith reason to believe that a notice transmitted in said manner will be so returned, in which case such notice may be given.
at the sender's option, by personal service or by first class mail provided that such alternative method is effectuated by a disinterested party who attests thereto by a written declaration under penalty of perjury in a form consistent with the provisions of California Code of Civil Procedure section1013a authorizing service by mail. Any such notice shall be addressed to or delivered to the recipient as follows:
     In the case of:                   Addressed to:
     SELLER:   INTEGRATED MARKETING AGENCY, INC. ATTN.:
               JOHN TEUBER, PRESIDENT
               20457 Kelsey Drive
               Canyon Country, California  91351

     BUYER :   ADVANCED OXYGEN TECHNOLOGIES, INC.
                ATTN:  ROBERT E.WOLFE, PRESIDENT
                c/o Crossfield Incorporated
                230 Park Avenue, Suite 1000
                New York, New York 10169

In the event that notice is transmitted by U.S. Mail, such
notice shall be deemed to have been received by the addressee and service thereof shall be effective, five (5) days following deposit thereof with the United States Postal Service, or upon actual receipt, whichever first occurs, unless the address for delivery is not within one of the United States or its territories or possessions, in which case service shall be elective seven (7) days following deposit, or upon actual receipt whichever first occurs. A party may change the above specified address by giving the other party notice of the new address in the manner above-prescribed for all notices.
13.13. RELATIONSHIP OF PARTIES.   Neither party to this
Agreement shall be deemed, in any way, nor construed to be, the partner, joint venturer, agent, employee or servant of the other, their entire relationship being that of seller and buyer only, as independent contracting parties.
13.14. SEVERABILITY. In the event that any term, provision, clause, article, condition or other portion of this Agreement is determined to be invalid, void or unenforceable by a forum of competent jurisdiction, the same shall not affect any other term, provision, clause, article, condition or other portion hereof and the remainder of this Agreement shall remain in full force and effect, as if such invalid, void or unenforceable term, provision, clause, article, condition or other portion of this Agreement did not appear herein.
IN WITNESS WHEREOF, the parties have subscribed their names to this Agreement or, in the case of corporate parties, have caused their duly-authorized officers to execute this Agreement, effective on the date first written above.

    SELLER:

    INTEGRATED MARKETING AGENCY, INC.


    By:  ____________________________
     Name:
     Its:


    BUYER:
    ADVANCED OXYGEN TECHNOLOGIES, INC.

    By:  ____________________________
     Name:  Robert E. Wolfe
     Its:        President

       SALE OF CERTAIN ASSETS OF INTEGRATED
              MARKETING AGENCY, INC.
    LIST OF SCHEDULES AND EXHIBITS PURSUANT TO
AGREEMENT FOR PURCHASE & SALE OF SPECIFIED ASSETS
            DATED AS OF MARCH 9, 1998



SCHEDULE "1"   List of Purchased Assets

SCHEDULE "2"   Allocation of Sales Price

SCHEDULE "3"   Delivered Documents

EXHIBIT "A"    Bill of Sale

EXHIBIT "B"    Covenant of Non-Competition

EXHIBIT "C"    Promissory Note

EXHIBIT "D"    Security Agreement

EXHIBIT "E"    Seller's Legal Opinion

EXHIBIT "F"    Teuber Employment Contract

EXHIBIT "G"    UCC-1 Form



          FIXED ASSETS

          DELIVERY                      PHYSICA
          METHOD:                             L



LOCATION  ITEM              QUANTITYUNIT PRICE VALUED
                                               PRICE



      101

      101 Bookshelves (2) 6x2.42         29.00    58.00

      101         Chairs (3)3            12.00    36.00

      101           Computer1

      101    Corkboard 2x1.51            11.00    11.00

      101      Corkboard 4x31            13.00    13.00

      101      Desk w/return1            69.00    69.00

      101          End Table1            21.00    21.00

      101 Filing Cabinet 4x1.31          42.00    42.00

      101            Framed 1             6.00     6.00
              Photograph 2x3

      101   Painting 2.8x2.21             8.90     8.90

      101          Telephone1

      102     Computer Table1            25.00    25.00

      102        Fax Machine1            69.00    69.00

      102 Laser Jet 4 Printer1          239.00   239.00

      102  Paintings (2) 3x22             8.90    17.80

      102  Portable Storage 1            29.00    29.00
                 Shelf 3x2.6

      102

      103    Artificial Tree1             8.00     8.00

      103         Calculator1            16.95    16.95

      103         Chairs (3)3            12.00    36.00

      103           Computer1

      103       Computer Arm1            25.00    25.00

      103           Credenza1            91.00    91.00

      103              Desk 1            49.00    49.00

      103          End Table1            21.00    21.00

      103 Filing Cabinet 2.2x1.31        42.00    42.00

      103 Halogen Lamp (6ft)1             2.45     2.45

      103     Painting 3x1.61             8.90     8.90

      103       Painting 4x31             8.90     8.90

      103       Painting 5x21             8.90     8.90

      103            Rolodex1             4.00     4.00

      103          Telephone2

      104      Bookshelf 6x31            29.00    29.00

      104 Cassette Subscriber3           82.00   246.00

      104         Chairs (3)1            12.00    12.00

      104           Computer1

      104      Desk w/return1            69.00    69.00

      104 Filing Cabinet 5.6x2.61        42.00    42.00

      104 Filing Cabinet 5x3.61          42.00    42.00

      104             Mirror1             8.00     8.00

      104     Painting 2x1.61             8.90     8.90

      104  Paintings (2) 3x22             8.90    17.80

      104 Paintings (2_) 2.6x22           8.90    17.80

      104          Telephone1

      104         Wall Clock1             8.00     8.00

      104

      105    Bookshelf 3x2.61            29.00    29.00

      105      Bookshelf 6x31            29.00    29.00

      105         Chairs (2)2            12.00    24.00

      105           Computer1

      105      Corkboard 4x31            13.00    13.00

      105              Desk 1            49.00    49.00

      105 GBC Binding Machine1           19.99    19.99

      105 Paintings (2) 3x2.62            8.90    17.80

      105    Paintings 3.6x31             8.90     8.90

      105            Scanner1            79.00    79.00

      105          Telephone1

      105   Work Bench 3x2.61            89.00    89.00

      105

      106  Antique End Table             88.00

      106 Artificial Plant (3)3           8.00    24.00

      106         Chairs (9)9            12.00   108.00

      106      China Cabinet1            79.00    79.00

      106              Clock1             8.00     8.00

      106       Coffee Table1            83.00    83.00

      106           Credenza1            91.00    91.00

      106 Credenza w/bookshelf1          91.00    91.00

      106   Desk (executive)1           122.00   122.00

      106 Filing Cabinet 4.6x1.61        42.00    42.00

      106     Painting 2.4x2              8.90

      106  paintings (2) 4x3              8.90

      106 Paintings (3) 3x2.6             8.90

      106 Small Conference Table             7x3.61      60.00    60.00


      106 Small Horse Statue              7.99

      106         Telephone 1

      106

      107 Artificial plant (3)3           8.00    24.00

      107    Artificial Tree1             8.00     8.00

      107         Chairs (5)5            12.00    60.00

      107   Conference Table1            60.00    60.00

      107    Dresser/Cabinet1            88.00    88.00

      107 Dry Erase Board/Cabinet1       21.00    21.00

      107          End Table1            21.00    21.00

      107  Paintings (3) 5x33             8.90    26.70

      107          Telephone1

      107

      220 Bookshelves (2) 2x1.62         29.00    58.00

      220    Call Accounting1

      220      Computers (2)2

      220      Desk w/return1            69.00    69.00

      220     Fax Boards (2)2

      220    Fax Servers (2)2

      220        File Server1

      220 Filing Cabinet 2.6x1.61        42.00    42.00

      220 Filing cabinet 3x2.61          42.00    42.00

      220 Filing Cabinet 4.6x1.61        42.00    42.00

      220      Keyboards (6)6

      220   Painting 3.6x2.61             8.90     8.90

      220 Painting s (2) 2x1.62           8.90    17.80

      220           Pentium 4
              Computers (14)

      220              Table1            39.95    39.95

      220     Telephones (2)2

      220

      301        Artificial 2             8.00    16.00
                  Plants (2)

      301    Bookshelf 3x2.61            29.00    29.00

      301    Bookshelf 6.6x31            29.00    29.00

      301 Bookshelves (5) 7x35           29.00   145.00

      301           Computer1

      301  Corkboards (2)3x22            13.00    26.00

      301           Credenza1            91.00    91.00

      301      Desk w/return1            69.00    69.00

      301             Dolley3            38.00   114.00

      301 Friden 9130 Postage           Machine1


      301 Smith Corona Typewriter1       29.90    29.90

      301     Painting 3x2.61             8.90     8.90

      301       Painting 4x21             8.90     8.90

      301     Painting 4x3.61             8.90     8.90

      301         Scales (2)2             8.00    16.00

      301 Storage bins 3x2.61            10.90    10.90

      301

      302       Area Rug 8x51            79.99    79.99

      302    Bookshelf 6x2.61            29.00    29.00

      302         Chairs (2)1            12.00    12.00

      302           Computer1

      302       Computer Arm1               25    25.00

      302      Desk w/return1            69.00    69.00

      302          End Table1            21.00    21.00

      302 Filing Cabinet 4x1.61          42.00    42.00

      302       Painting 3x21             8.90     8.90

      302 Paintings (2) 3x2.62            8.90    17.80

      302   Sharp Calculator1            36.95    36.95

      302         telephones2

      303        Artificial 5             8.00    40.00
                  Plants (5)

      303    Bookshelves 6x42            29.00    58.00

      303 Boston Paper Cutter1            9.00     9.00

      303         Chairs (2)1            12.00    12.00

      303           Credenza1            91.00    91.00

      303 Filing cabinet 5.6x2.65        42.00   210.00

      303 GBC Precision Cutter1          19.99    19.99

      303 Glass top credenza1            50.00    50.00

      303 Metal Cabinet 3.6x2.61         88.00    88.00

      303     Painting 2.6x21             8.90     8.90

      303       Painting 3x21             8.90     8.90

      303       Painting 3x31             8.90     8.90

      303   Painting 4.6x3.61             8.90     8.90

      303       Painting 4x31             8.90     8.90

      303 Paintings (2) 1.6x12            8.90    17.80

      303     Work Table 8x31            89.00    89.00

      303

      304    Area Rug 12x2.61            14.45    14.45

      304      Bookshelf 3x51            29.00    29.00

      304           Computer1

      304       Computer Arm1            25.00    25.00

      304      Corkboard 3x21            11.00    11.00

      304 Cubicle Walls 5.6x53           29.00    87.00

      304      Desk w/return1            69.00    69.00

      304   Painting 4.6x3.61             8.90     8.90

      304          Telephone1

      306  Answering Machine1            12.99    12.99

      306    Bookshelf 3x2.61            29.00    29.00

      306         Calculator1            16.95    16.95

      306         Chairs (2)2            12.00    24.00

      306           Computer1

      306      Desk w/return1            69.00    69.00

      306 Filing cabinet 4x1.61          42.00    42.00

      306  Paintings (2) 3x22             8.90    17.80

      306          Telephone1

      306

      307  Answering Machine1            12.99    12.99

      307         Calculator1            16.95    16.95

      307         Chairs (2)2            12.00    24.00

      307           Computer1

      307      Desk w/return1            69.00    69.00

      307 Filing cabinet 2.6x1.61        42.00    42.00

      307 Filing cabinet 4.6x1.61        42.00    42.00

      307 Filing Cabinet 4.6x31          42.00    42.00

      307     Painting 2x1.61             8.90     8.90

      307     Painting 3.6x31             8.90     8.90

      307     Painting 4x2.61             8.90     8.90

      307 Storage cabinet 2x21           10.90    10.90

      307          Telephone1

      307

      401      Bookshelf 3x21            29.00    29.00

      401         Chairs (3)3            12.00    36.00

      401           Computer1

      401      Corkboard 3x21            11.00    11.00

      401      Desk w/return1            69.00    69.00

      401                Fan1             6.00     6.00

      401        Fax Machine1            69.00    69.00

      401 Filing Cabinet 4x1.61          42.00    42.00

      401 Laser Jet 4 Printer1          239.00   239.00

      401     Painting 2x1.61             8.90     8.90

      401     Painting 2x1.61             8.90     8.90

      401   Painting 3.6x1.61             8.90     8.90

      401   Typing Table 2x21            39.95    39.95

      401        White Board1            21.00    21.00

      401

201-219 Main3-Hole Punch    1             4.00     4.00
Telesales Area


201-219 MainArea Rugs (2) 8x32           14.45    28.90
Telesales Area


201-219 MainArea Rugs (3) 8x53           14.45    43.35
Telesales Area


201-219 MainArtificial Plant (16)16       8.00   128.00
Telesales Area


201-219 MainBookshelves (14) 7x314       29.00   406.00
Telesales Area


201-219 MainChairs (19)     19           12.00   228.00
Telesales Area


201-219 MainComputers (19)  19
Telesales Area


201-219 MainCorkboard 3x2   1            11.00    11.00
Telesales Area


201-219 MainCorkboards (18) 4x318        13.00   234.00
Telesales Area


201-219 MainCredenza        1            91.00    91.00
Telesales Area


201-219 MainCubicle Walls   15           39.00   585.00
Telesales Area(15) 5x5


201-219 MainCubicle Walls   28           29.00   812.00
Telesales Area(28) 5.6x5


201-219 MainCubicle Walls   40           27.00
Telesales Area(40) 5x2                         1,080.00


201-219 MainDesks (19)      19           49.00   931.00
Telesales Area


201-219 MainLaser Jet 4 Printer1        239.00   239.00
Telesales Area


201-219 MainLaser Jet 5l Printer1       419.00   419.00
Telesales Area


201-219 MainMirrors (18) 1x118            8.00   144.00
Telesales Area


201-219 MainPainting 3x2.6  1             8.90     8.90
Telesales Area


201-219 Mainpainting 4x2.6  1             8.90     8.90
Telesales Area


201-219 MainPainting 4x3    1             8.90     8.90
Telesales Area


201-219 MainPaintings (4) 9x3.64          8.90    35.60
Telesales Area


201-219 MainPaintings (7) 3.6x37          8.90    62.30
Telesales Area


201-219 Main                32            6.00   192.00
Telesales AreaPhotographs/Paintings (32)2.6x1.6


201-219 MainPortable Storage 2          119.00   238.00
Telesales AreaShelves (2)
          3x2.6

201-219 MainSales Tracking  1            21.00    21.00
Telesales AreaBoard 6x4


201-219 MainTelephones (20) 20
Telesales Area


201-219 Main
Telesales Area


221 BathroomArea Rug 6x4    1            14.45    14.45

221 BathroomArtificial      2             8.00    16.00
          Plants (3)

221 BathroomCredenza        1            91.00    91.00

221 BathroomCuligan Water FiltrationSystem1


221 BathroomDoor mat        1             2.00     2.00

221 BathroomPainting 3x2.6  1             8.90     8.90

221 BathroomSupply Cabinet 6x31          88.00    88.00

221 Bathroom

222 BathroomArea Rug 5x3.6  1            14.45    14.45

222 BathroomCredenza        1            91.00    91.00

222 BathroomMirrors 2x1.6   1             8.00     8.00

222 BathroomPainting 3.6x1.61             8.90     8.90

222 BathroomPaintings (3) 2.6x23          8.90    26.70

222 BathroomSupply Cabinet 6x31          88.00    88.00

222 Bathroom

305 BathroomArea Rug 5x3.6  1            14.45    14.45

305 BathroomCabinet 2x2     1            88.00    88.00

305 BathroomFloor mats (2)  2             2.00     4.00

305 BathroomMirror 1x1      1             8.00     8.00

305 BathroomPainting 3x2    1             8.90     8.90

305 BathroomPainting 3x2    1             8.90     8.90

305 BathroomPaintings(2) 2x1.62           8.90    17.80

305 Bathroom

308-312 ADMINArtificial     3             8.00    24.00
          Plants (3)

308-312 ADMINBookshelf 4x3  1            29.00    29.00

308-312 ADMINCalculators (2)2            16.95    33.90

308-312 ADMINChairs (4)     4            12.00    48.00

308-312 ADMINClock          1             8.00     8.00

308-312 ADMINComputers (2)  2

308-312 ADMINCorkboard 3x2  1            11.00    11.00

308-312 ADMINCubicle Walls  4            29.00   116.00
          (4) 5.6x5

308-312 ADMINDesk (3) w/returns3         69.00   207.00

308-312 ADMINFax Machines (4)3           69.00   207.00

308-312 ADMINFiling cabinet 3x3.61       42.00    42.00

308-312 ADMINFiling cabinet s 2          42.00    84.00
          (2) 4x1.6

308-312 ADMINLaser Jet 4 Printer1       239.00   239.00

308-312 ADMINPainting 3x3   1             8.90     8.90

308-312 ADMINPaintings (3) 2.6x23         8.90    26.70

308-312 ADMINSharp-8300 Copy Machine1     800.00   800.00

308-312 ADMINSmall Refrigerator1         49.00    49.00

308-312 ADMINSwitchboards   1

308-312 ADMINTelephones (3) 3

308-312 ADMINTyping Table   1            39.95    39.95

308-312 ADMINWork Table 5x2.61           89.00    89.00

308-312 ADMINMicrowave      1            19.99    19.99

402-412   Antique Bench     1            62.00    62.00

Telesales Area

402-412   Artificial        3             8.00    24.00
          Plants (3)
Telesales Area

402-412   Bookshelves (5) 5x35           29.00   145.00

Telesales Area

402-412   Bookshelves (7) 6x37           29.00   203.00

Telesales Area

402-412   Chairs (14)       14           12.00   168.00

Telesales Area

402-412   Clock             1             8.00     8.00

Telesales Area

402-412   Computers (7)     7

Telesales Area

402-412   Copystar CS-1435 CopyMachine --on loanloan

Telesales Area

402-412   Corkboards (9) 4x39            13.00   117.00

Telesales Area

402-412   Couch             1            49.00    49.00

Telesales Area

402-412   Cubicle Walls     28           29.00   812.00
          (28) 6.8x4
Telesales Area

402-412   Desks (9)         9            49.00   441.00

Telesales Area

402-412   Dry Erase Board   1            21.00    21.00

Telesales Area

402-412   End Table         1            21.00    21.00

Telesales Area

402-412   Painting 3.6x3    1             8.90     8.90

Telesales Area

402-412   Paintings (2) 3x3 2             8.90    17.80

Telesales Area

402-412   Paintings (2) 4x3 2             8.90    17.80

Telesales Area

402-412                     1             6.00     6.00
          Photographs/Paintings 2.6x2
Telesales Area

402-412   Small Desk        1            49.00    49.00

Telesales Area

402-412   Table             1            38.99    38.99

Telesales Area

402-412   Telephones (12)   12

Telesales Area

402-412

Telesales Area

413 ConferenceRoomAntique credenza1      91.00    91.00


413 ConferenceRoomArtificial Tree1        8.00     8.00


413 ConferenceRoomBookshelf 3x21         29.00    29.00


413 ConferenceRoomChairs (9)9            12.00   108.00


413 ConferenceRoomConference Table 8x41      60.00    60.00


413 ConferenceRoomCorkboards (5) 4x35      13.00    65.00


413 ConferenceRoomDry Erase Board 6x41      21.00    21.00


413 ConferenceRoomMaps (3) 2.6x1.63       3.90    11.70


413 ConferenceRoomPaintings (3) 3x2.63       8.90    26.70


413 ConferenceRoomRCA Cassette player1      24.00    24.00


413 ConferenceRoomSamsung TV1            39.90    39.90


413 ConferenceRoomSanya Cassette player1      24.00    24.00


413 ConferenceRoomSony VCR  1            69.00    69.00


413 ConferenceRoomTelephones (12)2


413 ConferenceRoomWorld Map 4.6x3.61       3.90     3.90


413 ConferenceRoom


414 BathroomArea Rug 6x2    1            14.45    14.45

414 BathroomCabinet 3.6x3   1            88.00    88.00

414 BathroomFloor mats (2)  1             2.00     2.00

414 BathroomFolding Chairs (25)25        49.95
                                               1,248.75

414 BathroomPAINTING 3x2.6  1             8.90     8.90

414 BathroomPhotographs (2) 1.6x1.62       6.00    12.00

414 Bathroom

501-511   Area Rugs (2) 12x22            14.45    28.90

Telesales Area

501-511   Artificial        10            8.00    80.00
          Plants (10)
Telesales Area

501-511   Bookshelf 7x4     1            29.00    29.00

Telesales Area

501-511   Bookshelves (11)4x311          29.00   319.00

Telesales Area

501-511   Chairs (16)       16           12.00   192.00

Telesales Area

501-511   Computers (12)    12

Telesales Area

501-511   Corkboards (14) 3x214          13.00   182.00

Telesales Area

501-511   Credenza          1            91.00    91.00

Telesales Area

501-511   Cubicle Walls     24           27.00   648.00
          (24) 5x2
Telesales Area

501-511   Cubicle Walls     40           27.00
          (40) 5x3                             1,080.00
Telesales Area

501-511   Desks (12)        12           49.00   588.00

Telesales Area

501-511   Dry Erase Boards (2)2          21.00    42.00

Telesales Area

501-511   Filing Cabinet s  10           42.00   420.00
          (10) 2x1.6
Telesales Area

501-511   Painting 3x2.6    1             8.90     8.90

Telesales Area

501-511   Painting 4x3      1             8.90     8.90

Telesales Area

501-511   Paintings (10) 2.6x210          8.90    89.00

Telesales Area

501-511   Photographs (8) 2.6x28          6.00    48.00

Telesales Area

501-511   Telephones (13)   13

Telesales Area

501-511   Floor Lamp/ Ant   1            91.00    91.00
          Table and
Telesales AreaChair

512       Area Rugs (3) 5x3 3            14.45    43.35
Lunch Room

512       Artificial        1             8.00     8.00
Lunch Roomplants

512       Artificial Trees (4)4           8.00    32.00
Lunch Room

512       Chairs (13)       8            12.00    96.00
Lunch Room

512       Clock             1             8.00     8.00
Lunch Room

512       Coffee Maker      1            21.00    21.00
Lunch Room

512       Credenzas (2)     2            91.00   182.00
Lunch Room

512       Iris mini chest   1            12.99    12.99
Lunch Room

512       Kenmore Refrigerator1          49.00    49.00
Lunch Room

512       Lunch tables (3)  2            38.99    77.98
Lunch Room

512       Painting 3.6x2.6  1             8.90     8.90
Lunch Room

512       Painting 3x2      1             8.90     8.90
Lunch Room

512       Painting 4.6x3.6  1             8.90     8.90
Lunch Room

512       Painting 5.6x2.6  1             8.90     8.90
Lunch Room

512       Painting 5x3      1             8.90     8.90
Lunch Room

512       Painting 6.6x3    1             8.90     8.90
Lunch Room

512       Paintings (2) 2x1.62            8.90    17.80
Lunch Room

512       Photograph 2x1.6  1             6.00     6.00
Lunch Room

512       Toaster           1            15.99    15.99
Lunch Room

512       Toshiba Microwave 1            19.99    19.99
Lunch Room

512
Lunch Room

513 BathroomArea Rug 5x3.6  1            14.45    14.45

513 BathroomBookshelf 6x4   1            29.00    29.00

513 BathroomBrooms (3)      3             2.50     7.50

513 BathroomCredenza        1            91.00    91.00

513 BathroomFan             1             6.00     6.00

513 BathroomLading 6ft Standing1        125.00   125.00

513 BathroomPainting 2.6x2  1             8.90     8.90

513 BathroomPainting 2x1.6  1             8.90     8.90

513 BathroomPlastic Storage Box1         35.00    35.00

513 BathroomToastmaster     1           125.00   125.00
          floor heater

513 BathroomTool Box        1            25.00    25.00

513 BathroomVacuum Cleaner  1            39.00    39.00

Hallway #1Area Rug 8x3      1            14.45    14.45

Hallway #1Hot Files (2)     2             9.99    19.98

Hallway #1Paintings (2) 2x1.62            8.90    17.80

Hallway #1Paintings (2) 3x1 2             8.90    17.80

Hallway #1Wall Clock        1             8.00     8.00

Hallway #1

Hallway #2Area Rug 8x3      1            14.45    14.45

Hallway #2Painting 4x3      1             8.90     8.90

Hallway #2Painting x3       1             8.90     8.90

Hallway #2Paintings (2) 2x1.62            8.90    17.80

Hallway #2

Library   Credenza          1            91.00    91.00

Library   Library Books     416          10.00
                                               4,160.00

Library   Libray Shelves    4            29.00   116.00

Library   Video Tapes       15            5.00    75.00

Library

Library

          Area Rug 5.6x3.6  1            14.45    14.45
Reception Area

          Area Rug 8x5      1            14.45    14.45
Reception Area

          Artificial        1             8.00     8.00
Reception AreaPlants (3)

          Artificial Tree   1             8.00     8.00
Reception Area

          Ceramic Tea Pots (2)2          35.00    70.00
Reception Area

          Chairs (2)        2            12.00    24.00
Reception Area

          Coffee Maker      1            21.00    21.00
Reception Area

          Coffee table      1            83.00    83.00
Reception Area

          Credenza          1            91.00    91.00
Reception Area

          Painting 3x2.6    1             8.90     8.90
Reception Area

          Painting 4x3      1             8.90     8.90
Reception Area

          Stained Glass door1            64.00    64.00
Reception Area

Storage   Antique Dresser   2            88.00   176.00

Storage   Antique Dresser   1            88.00    88.00

Storage   Artificial        1             8.00     8.00
          plants

Storage   Book Shelves      24           29.00   696.00

Storage   Canon Copier      1         2,500.00
                                               2,500.00

Storage   Chairs            26           12.00   312.00

Storage   Coffee Table      1            83.00    83.00

Storage   Computer Table    1            25.00    25.00

Storage   Conference Table 8x41          60.00    60.00

Storage   Cork boards       22           11.00   242.00

Storage   Desks             2            49.00    98.00

Storage   Dry Erase Boards  3            21.00    63.00

Storage   Fan               1             6.00     6.00

Storage   File Cabinets     2            42.00    84.00

Storage   File Cabinets     2            42.00    84.00

Storage   Pictures          34            6.00   204.00

Storage   Richoh Copier     1         3,500.00
                                               3,500.00

Storage   Rocking Chair     1            12.00    12.00

Storage   Sharp 7350 Copier 1         2,500.00
                                               2,500.00

Storage   Standing Fans     2             6.00    12.00

Storage   TA210C Copier     1         3,500.00
                                               3,500.00

Storage   Tables            1            39.95    39.95

Storage   Typing Table 2x2  1            39.95    39.95

Storage   Walls             24           39.00   936.00

Storage   Work Tables       3            89.00   267.00

Storage

Storage

Trash     Trash Cans        31            2.00    62.00

          TOTAL
                                               44,669.21



REPLACEMENT  QUANTITY  COST  TOTAL
   COSTS

Sales Computers23      $300
                            $6,900

Admin Computers        $600

Peripherals 4           $55   $220

HP LaserJet4+3         $400
                            $1,200

HP LaserJet5L1         $500   $500

HP LaserJet4si1
                      $1,600 $1,600

                   32
                      $3,455 $10,420

 ALL TOTAL


(24)
BrooktroutAnalogPorts5244.75



P133                446.25

64M
RAM

1.6G HD

BrooktroutT-1       523.25
Interface


(24)
BrooktroutAnalogPorts5244.75



(5)                 262.5
KingstonKNE-
8TP/WG8ch
workgrouphubs




(2)                 210
KingstonKNE-
16TP/WG16ch
workgrouphubs




(1) 3-COMLinkSwitch1000700



EquipmentRack       175


Call                175
AccountingBuffer





                    $18,684.48


# OF LICENSES        SOFTWARE      REPLACEMENT COSTTotal

         3 Nt Server 4.0 w/5 CAL each$2,685
                                                  9397.5

        50 Additional CAL for NT 4.0$2,500         8750

        12                    Win95

        55                   MS DOS

         ??                 Win3.11

         1    Cheyanne ARCserve 6.0$1,295
                                                  4532.5

         1              RightFax NT$3,000
                                                  10500

        22   Channel License for RF$17,490
                                                  61215

         1         PS Driver For RF$600            2100

        55                 Goldmine$4,995
                                                  17482.5

         2  R&R Report Writer (WIN)$400            1400

         1  R&R Report Writer (dos)$200             700

        15             MS Office 97$7,425
                                                  25987.5

        ?**           Ms Office 4.2$495
                                                  1732.5

         5     Adobe FrameMaker 5.1$5,000
                                                  17500

         2               Corel Draw$600            2100

         1         Norton Utilities$150             525

         1         Norton Antivirus$75
                                                  262.5

         1    Microsoft Visual Fox $495
                            Pro 3.0               1732.5

         1 McAfee Virus Scan Deluxe$75
                                                  262.5

         1 Install Shield Express 4.0$75
                                                  262.5

         1              PC Anywhere$199
                                                  696.5

         1                     GMOE$20,000
                                                  70000

         1          Call Accounting$2,000          7000

   TOTAL                              $69,754
                                                  244139


       ITEM        QUANTITY COSTEXTENSIO   N


Telephone          61       $12   $732
Instruments (digital)

Telephone          125      $16
Instruments (analog)            $2,000

Central Processor  1
                          $1,500 $1,500

Channel Bank       1       $350   $350

Battery Backup     1       $500   $500



       TOTAL        189
                          $2,378 $5,082

Price per Name  1.30       1.
                           30


Total # of Names
                742,349.00



                            D
                            A
                            T
                            A
                            B
                            A
                            S
                            E
                           FI L
                            E
                            C
                            O
                            U
                            N
                            T




DATABASE NAME   RECORDS W/   RECORDS W/   FAXTOTAL NON  TOTALS
                  PHONE #                  DELETED
                                           RECORDS

ALLIANCE        3,790            1,775        3,813    $4,948.03

CARDINAL        8,622            6,939        9,332
                                                      $12,109.90

CMPIW500        72,116          29,460       74,067
                                                      $96,114.85

CMPNET          34,228          27,756       34,403
                                                      $44,643.89

CMPVAR          67,884          59,456       69,708
                                                      $90,458.29

COMDEX          15,414          14,211       15,824
                                                      $20,534.40

COMDEXPR        30,090          23,313       32,520
                                                      $42,200.37

DMDNY           4,554            2,652        4,620    $5,995.26

DQCONF          41,674          28,980       43,083
                                                      $55,907.71

MM ESEM         150,792        146,689      150,792
                                                      $195,678.92

EXPERNET        8,473            5,826        8,766
                                                      $11,375.41

EXPOCON2        28,164          25,583       30,264
                                                      $39,272.82

FORRESTR        7,437            3,067        7,510    $9,745.53

FORTUNE         6,144            5,463        6,145    $7,974.21

FROSTSUL        25,069          15,864       26,950
                                                      $34,972.33

GARTNER         27,622          24,712       29,257
                                                      $37,966.06

GGDGELNK        5,131            1,902        5,211    $6,762.18

GGIA            2,778              167        2,853    $3,702.27

HDI             25,274          17,309       26,389
                                                      $34,244.33

HOOVER96        23,939          23,730       23,940
                                                      $31,066.33

HPWORLD         2,103            1,742        2,414    $3,132.59

IE              31,543          15,127       32,412
                                                      $42,060.22

IQPC            5,589            4,526        5,752    $7,464.22

ITSMA           4,327            3,911        4,481    $5,814.88

MERRIN          7,616            7,320        7,677    $9,962.25

MGMTRND         4,031            3,245        4,331    $5,620.23

NMS             4,499            1,468        4,510    $5,852.51

SKILTECH        3,606               81        3,608    $4,682.01

SKIP            4,010            3,657        4,050    $5,255.58

SPECCHEC        13,454           8,475       14,636
                                                      $18,992.76

USR             5,301            1,319        5,313    $6,894.54

WALLST          17,091          11,326       17,185
                                                      $22,300.53

RLDCONG         24,691          14,863       26,499
                                                      $34,387.07

ZONA            3,216            2,623        4,034    $5,234.82



   TOTALS        720,272       544,537      742,349
                                                      $963,327.31

TRANSCRIPTS QUANTIT   Y  VALUE    TOTAL $


SEMICONDUCTOR


Transcript  38         $165.00
                                 $6,270.00

Esr         38          $90.00
                                 $3,420.00

CD-Rom                  $58.00



PREDICTS

Transcript  18         $165.00
                                 $2,970.00

Esr         18          $90.00
                                 $1,620.00

CD-Rom                  $58.00



SERVICE
TREND

Transcript  5          $165.00     $825.00

Esr         55          $90.00
                                 $4,950.00

CD-Rom                  $58.00



DOCUMENT
MANAGEMENT

Transcript  12         $165.00
                                 $1,980.00

Esr         7           $90.00     $630.00

CD-Rom                  $58.00



STORAGE
TRACK

Transcript  36         $165.00
                                 $5,940.00

Esr         36          $90.00
                                 $3,240.00

CD-Rom                  $58.00



SEMICONDUCTOR


Transcript  19         $165.00
                                 $3,135.00

Esr         19          $90.00
                                 $1,710.00

CD-Rom                  $58.00



PREDICTS

Transcript  3          $165.00     $495.00

Esr         5           $90.00     $450.00

CD-Rom                  $58.00



MOBILE
COMMUNICATIONS


Transcript  12         $165.00
                                 $1,980.00

Esr         12          $90.00
                                 $1,080.00

CD-Rom                  $58.00



SERVICE
TRENDS

Transcript  57         $165.00
                                 $9,405.00

Esr         57          $90.00
                                 $5,130.00

CD-Rom                  $58.00



DOCUMENT
MANAGEMENT

Transcript  24         $165.00
                                 $3,960.00

Esr         24          $90.00
                                 $2,160.00

CD-Rom                  $58.00



STORAGE
TRACK

Transcript  36         $165.00
                                 $5,940.00

Esr         36          $90.00
                                 $3,240.00

CD-Rom                  $58.00



FROST &
SULLIVAN
MULTIVENDOR

Transcript  9          $165.00
                                 $1,485.00

Esr         9           $90.00     $810.00

CD-Rom                  $58.00



FROST &
SULLIVAN ITOUTSOURCE


Transcript  9          $165.00
                                 $1,485.00

Esr         9           $90.00     $810.00

CD-Rom                  $58.00



DQ LATIN
AMERICA

Transcript  14         $165.00
                                 $2,310.00

Esr         14          $90.00
                                 $1,260.00

CD-Rom                  $58.00



DMDNY-TRACK1


Transcripts 6          $165.00     $990.00



DMDNY-TRACK2


Transcripts 4          $165.00     $660.00



DMDNY-TRACK5


Transcripts 7          $165.00
                                 $1,155.00



DMDNY-TRACK6


Transcripts 5          $165.00     $825.00



DMDNY-TRACK7


Transcripts 2          $165.00     $330.00



FROST &
SULLIVAN -CATLOG
REPORT


Transcript  79         $165.00
                                 $13,035.00



FROST &
SULLIVAN -AUTO REPORT


Transcript  13         $165.00
                                 $2,145.00

Esr         13          $90.00
                                 $1,170.00



FROST &
SULLIVAN -MULTIMEDIA


Transcript  8          $165.00
                                 $1,320.00

Esr         8           $90.00     $720.00



FROST &
SULLIVAN -CABLE


Transcript  23         $165.00
                                 $3,795.00

Esr         23          $90.00
                                 $2,070.00



FORRESTER

Transcript  4          $165.00     $660.00

Esr         4           $90.00     $360.00



MOBILE PC

Transcript  13         $165.00
                                 $2,145.00

Esr         13          $90.00
                                 $1,170.00



ITSMA

Transcript  18         $165.00
                                 $2,970.00

Esr         18          $90.00
                                 $1,620.00



COMDEX
TRANSCRIPTS

Keynote     70          $90.00
Speeches                         $6,300.00

Industry Insights9      $90.00     $810.00

Super       20          $90.00
Seesions/PowerPanels             $1,800.00


ManagementStrategies17   $90.00
                                 $1,530.00

Multimedia  50          $90.00
                                 $4,500.00

DistributedComputing16   $90.00
                                 $1,440.00

The ChangingDesktop17   $90.00
                                 $1,530.00

Network     20          $90.00
Infrastructure                   $1,800.00

The TechnicalProfessional28   $90.00
                                 $2,520.00



CMP IW 500

Transcript  12         $165.00
                                 $1,980.00

Esr         18          $90.00
                                 $1,620.00

CD-Rom      60          $58.00
                                 $3,480.00



WIRELESS

Transcript  11         $165.00
                                 $1,815.00

Esr         11          $90.00     $990.00



PREDICTS

Transcript  2          $165.00     $330.00

Esr         2           $90.00     $180.00



SERVICE
TRENDS

Transcript  8          $165.00
                                 $1,320.00

Esr         8           $90.00     $720.00



MOBILE PC

Transcript  27         $165.00
                                 $4,455.00

Esr         17          $90.00
                                 $1,530.00



CHANNEL
TRENDS

Transcript  13         $165.00
                                 $2,145.00

Esr         13          $90.00
                                 $1,170.00



DOCUMENT
MANAGEMENT

Transcript  19         $165.00
                                 $3,135.00

Esr         19          $90.00
                                 $1,710.00



STORAGE
TRACK

Transcript  12         $165.00
                                 $1,980.00

Esr         17          $90.00
                                 $1,530.00




DQ-MINING THEINTERNET
BOSTON


Transcript  6          $165.00     $990.00

Esr         18          $90.00
                                 $1,620.00




DQ-MINING THEINTERNET
DALLAS


Transcript  8          $165.00
                                 $1,320.00

Esr         8           $90.00     $720.00



DQ-CHURN

Transcript  9          $165.00
                                 $1,485.00

Esr         9           $90.00     $810.00



IEC

Transcript  11         $165.00
                                 $1,815.00

Esr         21          $90.00
                                 $1,890.00



IMAGING

Transcript  10         $165.00
                                 $1,650.00

Esr         18          $90.00
                                 $1,620.00



SEMICONDUCTOR


Transcript  8          $165.00
                                 $1,320.00

Esr         8           $90.00     $720.00



PREDICTS

Transcript  4          $165.00     $660.00

Esr         1           $90.00      $90.00



HELP DESK
INSTITUTE
EAST

Transcript             $165.00

Esr         11          $90.00     $990.00





CMP
NETWORKED
ECONOMY

Transcript  23         $165.00
                                 $3,795.00

Esr         23          $90.00
                                 $2,070.00

CD-Rom      14          $58.00     $812.00



SERVICE
TRENDS

Transcript  23         $165.00
                                 $3,795.00

Esr         23          $90.00
                                 $2,070.00

CD-Rom      92          $58.00
                                 $5,336.00



CMP NETGAIN

Transcript  5          $165.00     $825.00

Esr         5           $90.00     $450.00

CD-Rom      131         $58.00
                                 $7,598.00



PC CHANNELSTREND


Transcript  89         $165.00
                                 $14,685.00

Esr         89          $90.00
                                 $8,010.00

CD-Rom      64          $58.00
                                 $3,712.00



CMP IW 500

Transcript  41         $165.00
                                 $6,765.00

Esr         41          $90.00
                                 $3,690.00

CD-Rom      64          $58.00
                                 $3,712.00



STORAGE
TRACK

Transcript  2          $165.00     $330.00

Esr         2           $90.00     $180.00

CD-Rom      43          $58.00
                                 $2,494.00



DQ-HIGH SPEED

Transcript  21         $165.00
                                 $3,465.00

Esr         21          $90.00
                                 $1,890.00

CD-Rom      97          $58.00
                                 $5,626.00



ITSMA

Transcript  21         $165.00
                                 $3,465.00

Esr         21          $90.00
                                 $1,890.00

CD-Rom      19          $58.00
                                 $1,102.00



SEMICONDUCTOR


Transcript  31         $165.00
                                 $5,115.00

Esr         31          $90.00
                                 $2,790.00

CD-Rom      34          $58.00
                                 $1,972.00



COMDEX

Full sets   19         $165.00
                                 $3,135.00

Keynote     38          $90.00
Speeches                         $3,420.00

CD-Rom's    488         $58.00
                                 $28,304.00



            3173
                      $14,980.00 $318,353.00

ACTIVE CONTRACTS
COMDEX
CORBETT & ASSOCIATES
DMDNY
ELOQUENT "HP WORLD"
FORTUNE CONFERENCE DIVISION
INFOEDGE
ITSMA
M3 LEARNING
MECKLERMEDIA
NMS MANAGEMENT INC.
WALL STREET JOURNAL
WORLD CONGRESS

               EXHIBIT B
           COVENANT OF NON-COMPETITION

THIS COVENANT OF NON-COMPETITION IS EXECUTED
AND MADE EFFECTIVE ON THE 9TH DAY OF MARCH, 1998, BY
INTEGRATED MARKETING AGENCY, INC., A CORPORATION
ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF CALIFORNIA
(SOMETIMES REFERRED TO HEREIN AS "IMA" OR COLLECTIVELY AS
"COVENANTORS") AND JOHN TEUBER, A NATURAL PERSON
(SOMETIMES REFERRED TO HEREIN AS "TEUBER" OR COLLECTIVELY AS
"COVENANTORS" WITHOUT REGARD TO NUMBER OR GENDER) IN THE
COUNTY OF LOS ANGELES, STATE OF CALIFORNIA.

     1.   RECITALS.

1.1 THE COVENANTS, OBLIGATIONS AND RIGHTS CREATED BY AND
ARISING HEREUNDER ARE PREMISED UPON THE FOLLOWING FACTS WHICH
ARE RECITED HEREAT TO HAVE THE FORCE OF CONCLUSIVE PRESUMPTIONS
PURSUANT TO THE PROVISIONS OF CALIFORNIA EVIDENCE CODE SECTION
622:

     1.1.1 COVENANTORS HAVE, CONTEMPORANEOUSLY WITH
     THEIR EXECUTION HEREOF, CLOSED A TRANSACTION WHEREBY THEY HAVE SOLD TO ADVANCED OXYGEN TECHNOLOGIES,
     INC., A CORPORATION ORGANIZED AND EXISTING UNDER HE LAWS OF THE STATE OF DELAWARE ("COVENANTEE" HEREIN) CERTAIN ASSETS, INCLUDING GOODWILL, OF THEIR BUSINESS WHICH HAS HERETOFORE ENGAGED IN BUSINESS AS A FULL-SERVICE TELEMARKETING COMPANY UNDER THE NAME "MARKET
     MAKERS," WHICH SUCH BUSINESS CONSISTS OF, WITHOUT LIMITATION, TELE-SALES, DIRECT MARKETING, CONFERENCE REGISTRATION, ADMINISTRATION AND SALES, DATABASE MANAGEMENT, AND DOCUMENT AND COMPACT DISC PRODUCTION
     (THE "BUSINESS").

     1.1.2 TEUBER IS A SHAREHOLDER AND KEY OFFICER OF
     IMA, SUCH THAT HE HAS A PERSONAL AND BENEFICIAL INTEREST
     IN THE SAID PURCHASE-AND-SALE TRANSACTION.

     1.1.3.IN CONNECTION WITH THE PURCHASE AND SALE
     TRANSACTION, TEUBER HAS AGREED TO ENTER INTO AN
     EMPLOYMENT AGREEMENT WITH COVENANTEE FOR A PERIOD OF
     TIME PRESCRIBED THEREIN (THE "EMPLOYMENT AGREEMENT").

     1.1.4 A MATERIAL, BARGAINED-FOR BENEFIT TO THE
     COVENANTEE IN SAID PURCHASE-AND-SALE TRANSACTION IS THE AGREEMENT OF THE COVENANTORS THAT THEY WILL CEASE AND DESIST FROM ENGAGING IN THE BUSINESS WHICH, IF NOT PROSCRIBED BY OPERATION OF THIS COVENANT, WOULD SUBSTANTIALLY DEVALUE THE BUSINESS ADVANTAGES ACQUIRED BY COVENANTEE PURSUANT TO THE SAID PURCHASE-AND-SALE TRANSACTION, EXCEPT AS PROVIDED WITH RESPECT TO TEUBER
     IN THE EMPLOYMENT AGREEMENT.

1.2 IN CONSIDERATION OF THE BENEFITS CONFERRED UPON
COVENANTORS UNDER THE SAID PURCHASE-AND-SALE TRANSACTION, THE
RECEIPT AND SUFFICIENCY OF WHICH ARE HEREBY ACKNOWLEDGED,
COVENANTORS HEREBY IRREVOCABLY BIND AND PLEDGE THEMSELVES TO
THE TERMS SET FORTH HEREINBELOW, BY CREATING THIS COVENANT OF NON-COMPETITION AS AUTHORIZED BY SECTION16601 OF THE CALIFORNIA BUSINESS AND PROFESSIONAL CODE.

2.   COVENANT OF NON-COMPETITION.

     2.1 COVENANTORS HEREBY COVENANT TO COVENANTEE, AND COVENANTEE'S PARENT COMPANIES, SUBSIDIARIES, PARTNERS, AFFILIATES, SUCCESSORS AND ASSIGNS, THAT WITH THE SOLE EXCEPTION OF THE ACTIVITIES PERMITTED IN SECTION 2.2 HEREINBELOW, DURING THE TERM OF THE EMPLOYMENT AGREEMENT AND FOR A PERIOD OF THREE (3) YEARS BEYOND THE PERIOD SPECIFIED IN THE EMPLOYMENT AGREEMENT, COVENANTORS SHALL NOT, DIRECTLY OR INDIRECTLY, WHETHER AS AN OWNER, SOLE PROPRIETOR, PARTNER, SHAREHOLDER, DIRECTOR, AGENT, EMPLOYEE, ADVISOR, INDEPENDENT CONTRACTOR OR IN ANY OTHER
CAPACITY WHATSOEVER, OR THROUGH ANY PERSON OR ENTITY UNDER THE DIRECTION OR CONTROL OF COVENANTORS, CARRY ON OR ENGAGE IN THE BUSINESS WITHIN THE GEOGRAPHICAL AREA SPECIFIED IN EXHIBIT A HERETO (INCLUDING NON-CONTIGUOUS STATES, TERRITORIES, POSSESSIONS AND PROTECTORATES).

2.2 NOTWITHSTANDING ANYTHING TO THE CONTRARY APPEARING
HEREIN, COVENANTORS SHALL NOT BE DEEMED TO BE IN BREACH HEREOF
IF ANY ONE OR MORE OF THEM ENGAGE IN THE PROSCRIBED ACTIVITIES IN THE CAPACITY OF EMPLOYEE OF THE COVENANTEE OR AS AN AGENT ACTING ON BEHALF OF COVENANTEE PURSUANT TO THE EMPLOYMENT AGREEMENT
OR AS MAY OTHERWISE BE AGREED TO IN WRITING BY THE COVENANTEE.

     3.   COVENANT ABSOLUTE; GOOD FAITH OBSERVANCE; BINDING
     COVENANT.

3.1 NO CAUSE, CLAIM, EVENT OR CIRCUMSTANCE OF ANY TYPE OR NATURE, WHETHER OR NOT FORESEEABLE (INCLUDING BUT NOT LIMITED TO ANY CAUSE, CLAIM, EVENT OR CIRCUMSTANCE WHICH MAY RELATE TO OR AFFECT THE COVENANTEE AT ANY TIME IN THE FUTURE) SHALL BE DEEMED TO EXTINGUISH, RELEASE OR EXCUSE THE FAITHFUL PERFORMANCE OF THE FOREGOING COVENANT OF NON-COMPETITION, THE GOOD FAITH OBSERVANCE OF WHICH SHALL BE AN ABSOLUTE DUTY WHICH SHALL BE PERFORMED WITHOUT OFFSET OR COUNTERCLAIM OF ANY TYPE OR NATURE WHATSOEVER.

3.2 COVENANTORS HEREBY EXPRESSLY ACKNOWLEDGE THAT THE
ACTS OF PROHIBITED COMPETITION ENUMERATED ABOVE ARE NOT ONLY PROSCRIBED AS TO THEIR OWN DIRECT OR INDIRECT CONDUCT; BUT ALSO IT SHALL BE IMPERMISSIBLE, AND SHALL CONSTITUTE A BREACH OF THE COVENANT OF NON-COMPETITION HEREUNDER, TO CARRY OUT ANY ACT OF
THE PROHIBITED COMPETITION OR TO ATTEMPT TO DO SO THROUGH THE AUSPICES OF ANY OTHER PARTY OR ENTITY SO AS ENTITY OR TO ENLIST THE AID OF, ENGAGE THE SERVICES OF OR TO CONSPIRE WITH ANY OTHER PARTY OR ENTITY SO AS TO CIRCUMVENT THE SPIRIT AND INTENT OF THIS COVENANT BY USING OTHER PARTIES OR ENTITIES TO STAND IN THE PLACE OF, OR AS ALTER EGO OF, COVENANTORS ARE THEMSELVES PROHIBITED FROM DOING (INCLUDING BY WAY OF EXAMPLE, BUT NOT AS A LIMITATION, THE USE OF
A SO-CALLED "FRONT MAN", "STRAW MAN", "SHAM COMPANY", "FAMILY MEMBER", RELATIVE, FRIEND OR OTHER PARTY TO CREATE THE FALSE APPEARANCE THAT ACTS OF PROHIBITED COMPETITION ARE INSTEAD THE
ACT AND DEED OF A PARTY OTHER THAN COVENANTORS).

     4.   MISCELLANEOUS PROVISIONS.

4.1 ATTORNEY'S FEES & COSTS.  IN THE EVENT THAT NAY ACTION
OR OTHER FORMAL PROCEEDING IS INSTITUTED TO ENFORCE OR INTERPRET ANY PART OF THIS AGREEMENT, THE PARTY PREVAILING IN SUCH ACTION OR PROCEEDING SHALL BE ENTITLED TO RECOVER, IN ADDITION TO THE PREVAILING PARTY'S COSTS OF SUIT, SUCH ATTORNEY'S FEES AS THE PRESIDING TRIBUNAL DEEMS TO HAVE BEEN REASONABLY INCURRED BY THE PREVAILING PARTY.

4.2 COUNTERPARTS.  THIS AGREEMENT MAY BE EXECUTED IN ANY
NUMBER OF COUNTERPARTS, EACH OF WHICH SHALL BE DEEMED AN
ORIGINAL BUT ALL OF WHICH, WHEN TAKEN TOGETHER, SHALL CONSTITUTE
ONE AND THE SAME DOCUMENT.

4.3 DEFINITION OF WRITING.  ALL REFERENCES IN THIS AGREEMENT
TO "WRITTEN" CONSENTS, NOTICES OR OTHER DOCUMENTATION REQUIRED
TO BE GIVEN, RECEIVED OR OBTAINED, SHALL MEAN A WRITING (PRINTED, TYPEWRITTEN OR HAND WRITTEN) ACTUALLY SIGNED BY THE PARTY GIVING SUCH CONSENT, NOTICE OR OTHERWISE, WITH THE INTENT TO GIVE SUCH CONSENT, NOTICE OR OTHERWISE, FREE FROM DURESS, UNDUE INFLUENCE, FRAUD AND COERCION.

4.4 GENDER; PLURAL AND SINGULAR.  WHENEVER REQUIRED BY
THE CONTEXT HEREOF, THE SINGULAR SHALL BE DEEMED TO INCLUDE THE
PLURAL, THE PLURAL SHALL BE DEEMED TO INCLUDE THE SINGULAR, THE
MASCULINE THE FEMININE, AND THE NEUTER GENDER SHALL BE DEEMED TO
INCLUDE THE OTHERS.

4.5 GOVERNING LAW.  THIS AGREEMENT SHALL BE INTERPRETED,
CONSTRUED AND GOVERNED BY, IN ACCORDANCE WITH AND CONSISTENT
WITH THE LAWS OF THE STATE OF CALIFORNIA, WHICH SHALL APPLY IN ALL RESPECTS, INCLUDING STATUTES OF LIMITATIONS, TO ANY DISPUTES OR CONTROVERSIES ARISING OUT OF OR PERTAINING TO THIS AGREEMENT.

4.6 SEVERABILITY.  IN THE EVENT THAT ANY TERM, PROVISION,
CLAUSE, ARTICLE, CONDITION OR OTHER PORTION OF THIS AGREEMENT IS DETERMINED TO BE INVALID, VOID OR UNENFORCEABLE BY A FORUM OF COMPETENT JURISDICTION, THE SAME SHALL NOT AFFECT ANY OTHER TERM, PROVISION, CLAUSE, ARTICLE, CONDITION OR OTHER PORTION HEREOF, AND THE REMAINDER OF THIS AGREEMENT SHALL REMAIN IN FULL FORCE EFFECT, AS IF SUCH INVALID, VOID OR UNENFORCEABLE TERM, PROVISION, CLAUSE, ARTICLE, CONDITION OR OTHER PORTION OF THIS AGREEMENT DID NOT APPEAR HEREIN.

     5.   VOLUNTARY EXECUTION.

5.1 EACH OF THE COVENANTORS AND EACH OFFICER EXECUTING
THIS COVENANT ON BEHALF OF A CORPORATE-COVENANTORS DOES HEREBY EXPRESSLY ACKNOWLEDGE THAT HE/SHE HAS CAREFULLY READ THIS AGREEMENT, THAT HE/SHE IS COMPLETELY FAMILIAR WITH AND UNDERSTANDS EACH AND EVERY PROVISION HEREOF, WHEREBY THE PARTIES DO ENTER INTO, EXECUTE AND ACCEPT IT OF THEIR OWN INDIVIDUAL FREE AND VOLUNTARY WILL, WITHOUT RELIANCE UPON ANY STATEMENTS, REPRESENTATIONS, PROMISES, COVENANTS OR INDUCEMENTS MADE BY
ANY PARTY, OR ANY OF THE REPRESENTATIVES, ATTORNEYS OR AGENTS OF ANY OTHER PARTY, EXCEPT AS ARE INCORPORATED INTO AND FORM A PART OF THIS AGREEMENT.

IN WITNESS WHEREOF THE PARTIES HAVE SUBSCRIBED THEIR
NAMES OR CAUSED AN AUTHORIZED OFFICER TO SUBSCRIBE THIS
AGREEMENT, EFFECTIVE ON THE DATE FIRST WRITTEN ABOVE.

                 INTEGRATED MARKETING AGENCY, INC.
                          A CALIFORNIA CORPORATION

BY....................................................................
ITS:..................................................................

BY....................................................................
JOHN TEUBER


                    EXHIBIT A

                    TERRITORY

1.   THE FOLLOWING COUNTIES IN THE STATE OF CALIFORNIA:

     ALAMEDA
     ALPINE
     AMADOR
     BUTTE
     CALAVERAS
     COLUSA
     CONTRA COSTA
     DEL NORTE
     EL DORADO
     FRESNO
     GLENN
     HUMBOLDT
     IMPERIAL
     INYO
     KERN
     KINGS
     LAKE
     LASSEN
     LOS ANGELES
     MADERA
     MARIN
     MARIPOSA
     MENDOCINO
     MERCED
     MODOC
     MONO
     MONTEREY
     NAPA
     NEVADA
     ORANGE
     PLACER
     PLUMAS
     RIVERSIDE
     SACRAMENTO
     SAN BENITO
     SAN BERNARDINO
     SAN DIEGO
     SAN FRANCISCO
     SAN LUIS OBISPO
     SAN MATEO
     SANTA BARBARA
     SANTA CLARA
     SANTA CRUZ
     SHASTA
     SIERRA
     SISKIYOU
     SOLANO
     SONOMA
     STANISLAUS
     SUTTER
     TEHAMA
     TRINITY
     TULARE
     TUOLUMNE
     VENTURA
     YOLO
     YUBA

2.   THE REMAINDER OF THE UNITED STATES   OF AMERICA.

3.   EUROPE.

4.   SOUTH AMERICA.

5.   CANADA.

6.   MEXICO.

                    Exhibit C
                 PROMISSORY NOTE

                         PRINCIPAL: $550,000.00    SANTA CLARITA CALIFORNIA

                         INTEREST: 9% PER ANNUM             MARCH 9, 1998

FOR VALUABLE CONSIDERATION, THE RECEIPT AND
SUFFICIENCY OF WHICH IS HEREBY ACKNOWLEDGED, ADVANCED
OXYGEN TECHNOLOGIES, INC., A CORPORATION ORGANIZED
UNDER THE LAWS OF THE STATE OF DELAWARE, (REFERRED TO HEREINBELOW AS "MAKER") PROMISES TO PAY TO INTEGRATED MARKETING
AGENCY, INC., OR TO ITS ASSIGNS, SUCCESSORS OR ORDER (ALL OF
WHOM ARE REFERRED TO COLLECTIVELY HEREIN AS THE "HOLDER"), AT SANTA CLARITA, CALIFORNIA OR AT SUCH OTHER PLACE AS THE HOLDER HEREOF MAY DESIGNATE, THE SUM OF FIVE HUNDRED FIFTY THOUSAND
& NO/100 DOLLARS ($550,000.00), BY LAWFUL MONEY OF THE UNITED STATES, TOGETHER WITH INTEREST THEREON, IN THE MANNER PRESCRIBED HEREINBELOW.

     THIS NOTE IS ISSUED AND DELIVERED BY MAKER TO HOLDER
PURSUANT TO THAT CERTAIN AGREEMENT FOR PURCHASE AND SALE OF
SPECIFIED BUSINESS ASSETS DATED THE DATE HEREOF BETWEEN MAKER,
AS PURCHASER, AND HOLDER, AS SELLER, RELATING TO THE SALE OF CERTAIN ASSETS OF HOLDER (THE "PURCHASE AGREEMENT"). ALL OF THE TERMS
AND CONDITIONS OF THIS NOTE ARE SUBJECT TO THE TERMS AND
CONDITIONS OF THE PURCHASE AGREEMENT.

1.  INTEREST (TIME-PRICE DIFFERENTIAL).

1.1. MAKER HEREBY ACKNOWLEDGES THAT THE OBLIGATION
EVIDENCED BY THIS INSTRUMENT IS THE BALANCE OF A PURCHASE PRICE ON A BONAFIDE SALE (NOT A LOAN OF MONEY) AND THAT THE PRICE ON WHICH THE SALE IS MADE OVER TIME IS MORE THAN THE PRICE UPON ORIGINATION OF THE OBLIGATION. ACCORDINGLY, THE UNPAID BALANCE OF THIS INSTRUMENT SHALL ACCRUE INTEREST AT THE RATE OF NINE PERCENT (9%) PER ANNUM, COMPUTED FOR THE PERIOD COMMENCING ON THE DATE OF
THIS INSTRUMENT AND CONTINUING THEREAFTER UNTIL ALL OBLIGATIONS HEREUNDER ARE SATISFIED IN FULL. IN THE EVENT THAT ANY OTHER SUM BECOMING DUE HEREUNDER IS NOT PAID WITHIN THE TIME PRESCRIBED
BY THE TERMS OF THIS INSTRUMENT (INCLUDING PAST DUE INTEREST), INTEREST SHALL ACCRUE ON SAID SUM AT THE SAME RATE.

2. INSTALLMENT PAYMENTS.

2.1. THE OBLIGATION EVIDENCED BY THIS INSTRUMENT SHALL BE
PAID IN INSTALLMENTS, AS FOLLOWS:

2.1.1. COMMENCING ON THE 10TH DAY OF APRIL, 1998
AND ON THE SAME DAY OF EACH SUCCEEDING MONTH THEREAFTER,
THROUGH AND INCLUDING THE 10TH DAY OF APRIL, 2000, THE SUM OF
NINE THOUSAND NINE HUNDRED TWELVE & 22/100 U.S. DOLLARS
($9,912.22);

2.1.2. ON THE 10TH DAY OF APRIL, 2000, THE SUM OF
THREE HUNDRED NINETY-EIGHT THOUSAND THREE HUNDRED EIGHTY-
TWO & 01/100 U.S. DOLLARS ($398,382.01).

3.  "BALLOON PAYMENT" STATUTE INAPPLICABLE.

3.1. NO PAYMENT OR PAYMENTS REQUIRED BY THE TERMS OF THIS
INSTRUMENT CONSTITUTE A SO-CALLED "BALLOON PAYMENT" AS DEFINED
IN CALIFORNIA CIVIL CODE SECTION2956, ET SEQ. NO NOTICE OF ANY BALLOON PAYMENT BECOMING DUE SHALL BE REQUIRED TO BE GIVEN BY THE
HOLDER AND MAKER HEREBY EXPRESSLY WAIVES THE NECESSITY OF NOTICE
OF ANY SUCH PAYMENT BENEFIT OF ANY AND ALL LAWS AND STATUTES
UNDER ANY JURISDICTION REQUIRING SUCH NOTICE.
INITIALS:

4. APPLICATION OF PAYMENTS.

4.1. ALL PAYMENTS MADE BY MAKER HEREUNDER SHALL BE
APPLIED FIRST TO THE UNPAID BALANCE OF PRINCIPAL, AND THE
REMAINDER THEREOF SHALL BE APPLIED TO THE UNPAID BALANCE OF
INTEREST.

5.  PROMISE TO PAY UNCONDITIONAL.

5.1. SUBJECT ONLY TO SECTION 13 HEREIN, MAKER'S PROMISE TO PAY THE INDEBTEDNESS EVIDENCED BY THIS INSTRUMENT IS ABSOLUTE AND UNCONDITIONAL. THE ENTIRE SUM OF PRINCIPAL AND ACCRUED INTEREST THEREON, AS WELL AS ANY OTHER SUM BECOMING DUE AND PAYABLE BY MAKER UNDER THE TERMS OF THIS INSTRUMENT SHALL BECOME DUE AND PAYABLE AS SPECIFIED HEREIN WITHOUT OFFSET, REDUCTION, CONTEST OR COUNTERCLAIM OF ANY TYPE OR NATURE WHATSOEVER AND WITHOUT NOTICE, EXCEPT SUCH NOTICE AS MAY BE EXPRESSLY REQUIRED BY STATUTE.

6. MAKER'S RIGHT TO PREPAY RESERVED.

6.1. AS A MATERIAL PART OF THE CONSIDERATION FOR THE
OBLIGATIONS CREATED BY THIS INSTRUMENT, MAKER HEREBY EXECUTES
SAME WITH THE EXPRESS UNDERSTANDING THAT MAKER MAY, AT MAKER'S SOLE OPTION, PAY WITHOUT PENALTY OR OTHER CHARGE, ANY AMOUNT OF THE INDEBTEDNESS EVIDENCED BY THIS INSTRUMENT AT ANY TIME IN ADVANCE OF THE DUE DATE THEREOF; PROVIDED, HOWEVER THAT ANY SUCH PREPAYMENT WHICH IS LESS THAN THE AMOUNT THEN NECESSARY TO
SATISFY THE ENTIRE UNPAID BALANCE DUE UNDER THIS INSTRUMENT, SHALL NOT OPERATE TO REDUCE THE AMOUNTS PRESCRIBED ABOVE TO BE PAID IN INSTALLMENTS.

7. DEFINITION OF LATE PAYMENT.

7.1. ANY INSTALLMENT PAYMENT OR PAYMENT OF ANY OTHER
AMOUNT BECOMING DUE HEREUNDER WHICH IS NOT RECEIVED BY THE
HOLDER BY THE TENTH (L0TH) DAY FOLLOWING THE DUE DATE THEREOF SHALL BE DEEMED TO BE A LATE PAYMENT.

8.  SERVICE CHARGE ON LATE PAYMENT.

8.1. MAKER HEREBY ACKNOWLEDGES THAT THE HOLDER'S
DAMAGES IN THE EVENT OF A LATE PAYMENT WILL BE DIFFICULT OR IMPOSSIBLE TO PRECISELY ASCERTAIN AND THEREFOR AGREES TO PAY THE HOLDER, IN ADDITION TO EACH AND EVERY LATE PAYMENT, A SERVICE CHARGE IN A SUM WHICH IS SIX PERCENT (6%) OF THE AMOUNT NOT
TIMELY PAID. THIS PROVISION FOR PAYMENT OF A SERVICE CHARGE IS INCLUDED BY MAKER FOR THE EXPRESS PURPOSE OF MITIGATING THE HOLDER'S DAMAGES IN THE EVENT OF A LATE PAYMENT, AND NOT AS A PENALTY, WHICH MAKER HEREBY ACKNOWLEDGES TO BE REASONABLE
UNDER THE CIRCUMSTANCES PREVAILING ON THE DATE OF THIS
INSTRUMENT. HOLDER'S ACCEPTANCE OF A LATE PAYMENT AND/OR SERVICE CHARGE SHALL NOT BE DEEMED TO CONSTITUTE A WAIVER OF HOLDER'S RIGHT TO RECEIVE TIMELY PAYMENTS THEREAFTER, NOR A WAIVER OF HOLDER'S RIGHTS AS A SECURED CREDITOR, NOR A CURE OF ANY OTHER DEFAULT.

9. ALL OBLIGATIONS SECURED.

9.1.  THE ENTIRE INDEBTEDNESS EVIDENCED BY THIS INSTRUMENT
AND ALL OBLIGATIONS OF MAKER HEREUNDER ARE SECURED BY EACH, EVERY
AND ALL OF THE PURCHASED ASSETS PURSUANT TO THE PURCHASE
AGREEMENT AND A SECURITY AGREEMENT, ENTERED INTO BY MAKER
CONTEMPORANEOUSLY WITH THIS INSTRUMENT, WHICH CONTRACTS ARE
INCORPORATED BY THIS REFERENCE AS A PART HEREOF AS THOUGH SET FORTH IN FULL HEREAT.

10. DEFINITION OF DEFAULT.

10.1. MAKER SHALL BE DEEMED TO BE IN DEFAULT OF ITS
OBLIGATIONS UNDER THIS INSTRUMENT IN THE EVENT OF ANY ONE OR MORE
OF THE FOLLOWING:

(A) A LATE PAYMENT (AS DEFINED ABOVE) WHICH IS NOT
RECEIVED BY THE HOLDER, TOGETHER WITH THE LATE PAYMENT SERVICE
CHARGE PRESCRIBED ABOVE, BY THE FIFTEENTH (L5TH) DAY FOLLOWING THE DUE DATE OF SUCH PAYMENT;

(B) ANY ACT, EVENT, FAILURE, OMISSION, MISREPRESENTATION OR
OTHER CIRCUMSTANCE CONSTITUTING A DEFAULT AS SAME IS DEFINED IN
THE AFORESAID AGREEMENT FOR PURCHASE AND SALE OF SPECIFIED
BUSINESS ASSETS AND A SECURITY AGREEMENT.

11. HOLDER'S OPTION TO ACCELERATE IN EVENT OF DEFAULT, ETC.

11.1. NOTWITHSTANDING AND IRRESPECTIVE OF THE MATURITY
DATE OF THIS INSTRUMENT, IN THE EVENT OF ANY DEFAULT, THE HOLDER SHALL HAVE THE RIGHT, AT THE HOLDER'S OPTION, AFTER THIRTY (30) DAYS' NOTICE TO MAKER, DURING WHICH SUCH PERIOD MAKER SHALL HAVE THE
RIGHT TO CURE THE DEFAULT OR DEFAULTS SPECIFIED IN SUCH NOTICE, TO DECLARE THE ENTIRE BALANCE OF THE UNPAID PRINCIPAL WITH ACCRUED INTEREST AND ANY OTHER SUMS BECOMING PAYABLE UNDER THE TERMS
OF THIS INSTRUMENT FORTHWITH DUE AND PAYABLE.

12. HOLDER'S REMEDIES CUMULATIVE.

12.1. ALL REMEDIES ACCORDED TO THE HOLDER UNDER THE TERMS
OF THIS INSTRUMENT AND UNDER THE AFORESAID PURCHASE AGREEMENT
AND A SECURITY AGREEMENT SHALL BE CUMULATIVE AND ADDITIONAL
EACH TO THE OTHER AND TO ANY OTHER RIGHTS OR REMEDIES ASSOCIATED WITH SECURITY INTERESTS IN REAL PROPERTY, UNDER APPLICABLE LAW AND EQUITY. THE EXERCISE BY THE HOLDER OF ANY ONE RIGHT OR REMEDY SHALL NOT CONSTITUTE AN EXCLUSIVE ELECTION OR WAIVER OF ANY OTHER RIGHT OR REMEDY.

13. SET-OFF.

     13.1.  NOTWITHSTANDING ANY OTHER PROVISION IN THIS NOTE,
MAKER SHALL HAVE THE RIGHT TO SET OFF, IN DIRECT ORDER OF MATURITY, AGAINST ANY PAYMENTS DUE UNDER THIS NOTE ANY AND ALL AMOUNTS
OWED TO MAKER PURSUANT TO THE PURCHASE AGREEMENT, BY REASON
OF HOLDER'S BREACH OF A REPRESENTATION OR WARRANTY THEREUNDER,
AND NOT PAID, PROVIDED THAT MAKER SHALL PROVIDE HOLDER WITH
WRITTEN NOTICE OF THE AMOUNT TO BE SET OFF AND THE REASONS THEREFOR (A "SET-OFF NOTICE") AT ANY TIME PRIOR TO THE DATE OR DATES ON
WHICH MAKER INTENDS TO APPLY A SET-OFF FROM THE AMOUNT DUE
UNDER THIS NOTE. IF, AFTER ITS RECEIPT OF A SET-OFF NOTICE AND PAYMENT BY MAKER OF ANY AMOUNT DUE UNDER THIS NOTE LESS THE
AMOUNT SET-OFF BY MAKER, HOLDER DISAGREES WITH THE AMOUNT OF OR REASON FOR THE SET-OFF SPECIFIED IN A SET-OFF NOTICE, HOLDER SHALL BE PROHIBITED FROM DECLARING THE OBLIGATIONS UNDER THIS NOTE, BY
REASON OF THE SET-OFF, TO BE IN DEFAULT AND, UPON HOLDER'S NOTICE THEREOF TO MAKER, THE PARTIES SHALL ATTEMPT TO RESOLVE THE MATTER
IN GOOD FAITH.  FAILING SUCH RESOLUTION, HOLDER MAY SEEK AN
EQUITABLE RESOLUTION IN A COURT OF LAW, AND DURING SUCH TIME AS THE MATTER IS PENDING AND UNTIL THE MATTER IS FINALLY AND JUDICIALLY RESOLVED, HOLDER SHALL BE PROHIBITED FROM DECLARING THE
OBLIGATIONS UNDER THIS NOTE, BY REASON OF THE SET-OFF, TO BE IN
DEFAULT.

     13.2.  IF MAKER EXERCISES ITS RIGHT OF SET-OFF IN GOOD FAITH
AND IT IS SUBSEQUENTLY DETERMINED THAT SUCH EXERCISE WAS
UNWARRANTED, MAKER SHALL PROMPTLY PAY ALL AMOUNTS IMPROPERLY
SET OFF, PLUS INTEREST FROM THE DATE OF THE SET-OFF UNTIL THE DATE OF THE PAYMENT AT THE RATE OF 9% PER ANNUM, AND UPON SUCH
PAYMENT MAKER SHALL BE DEEMED TO BE IN FULL COMPLIANCE WITH ITS
OBLIGATIONS UNDER THIS NOTE.

14.  PROVISIONS COMMON TO ENTIRE INSTRUMENT.

14.1.  THE FOLLOWING TERMS SHALL APPLY TO THE OBLIGATIONS
ARISING UNDER THIS INSTRUMENT IN ITS ENTIRETY:

14.1.1.  ATTORNEY FEES & COSTS. MAKER EXPRESSLY
AGREES THAT, IN THE EVENT OF COMMENCEMENT OF A SUIT, COLLECTION ACTION, FORECLOSURE OR OTHER ACTION TO ENFORCE OR INTERPRET ANY PROVISION OF THIS INSTRUMENT, THE HOLDER HEREOF SHALL BE ENTITLED TO ALSO RECOVER, IN ADDITION TO ALL UNPAID PRINCIPAL AND INTEREST, ALL COSTS OF SUCH SUIT, COLLECTION, FORECLOSURE OR OTHER ENFORCEMENT ACTION AS WELL AS ALL REASONABLE ATTORNEYS' FEES INCURRED BY THE HOLDER IN CONNECTION THEREWITH.

14.1.2.  GENDER PLURAL AND SINGULAR. WHENEVER
REQUIRED BY THE CONTEXT HEREOF, THE SINGULAR SHALL BE DEEMED TO
INCLUDE THE PLURAL, THE PLURAL SHALL BE DEEMED TO INCLUDE THE
SINGULAR, THE MASCULINE THE FEMININE, AND THE NEUTER GENDER SHALL
BE DEEMED TO INCLUDE THE OTHERS.

14.1.3.  GOVERNING LAW. THIS INSTRUMENT SHALL BE
INTERPRETED. CONSTRUED AND GOVERNED BY, IN ACCORDANCE WITH AND CONSISTENT WITH THE LAWS OF THE STATE OF CALIFORNIA, WHICH SHALL APPLY IN ALL RESPECTS, INCLUDING STATUTES OF LIMITATIONS, TO ANY DISPUTES OR CONTROVERSIES ARISING OUT OF OR PERTAINING TO THIS AGREEMENT.

14.1.4.  METHOD OF GIVING NOTICES. ANY NOTICE
REQUIRED OR PERMITTED TO BE GIVEN HEREUNDER SHALL BE SO GIVEN BY REGISTERED OR CERTIFIED (RETURN RECEIPT) UNITED STATES POSTAL
SERVICE MAIL, POSTAGE PRE-PAID, UNLESS A NOTICE TRANSMITTED IN SAID MANNER IS RETURNED TO THE SENDER AS UN- CLAIMED, REFUSED OR UNDELIVERABLE, OR UNLESS THE PARTY GIVING NOTICE HAS A GOOD FAITH REASON TO BELIEVE THAT A NOTICE TRANSMITTED IN SAID MANNER WILL BE
SO RETURNED, IN WHICH CASE SUCH NOTICE MAY BE GIVEN, AT THE
SENDER'S OPTION, BY PERSONAL SERVICE OR BY FIRST CLASS MAIL PROVIDED THAT SUCH ALTERNATIVE METHOD IS EFFECTUATED BY A DISINTERESTED
PARTY WHO ATTESTS THERETO BY A WRITTEN DECLARATION UNDER PENALTY
OF PERJURY IN A FORM CONSISTENT WITH THE PROVISIONS OF CALIFORNIA CODE OF CIVIL PROCEDURE SECTION1013A AUTHORIZING SERVICE BY MAIL. ANY SUCH NOTICE SHALL BE ADDRESSED TO OR DELIVERED TO THE RECIPIENT AS
FOLLOWS:

IN THE CASE OF :         ADDRESSED TO:

MAKER:         ADVANCED OXYGEN
TECHNOLOGIES, INC.
               ATTN:  ROBERT E. WOLFE,
PRESIDENT
               C/O CROSSFIELD INCORPORATED
               230 PARK AVENUE, SUITE 1000
                    NEW YORK, NEW YORK 10169

HOLDER:        INTEGRATED MARKETING
AGENCY, INC.
               ATTN.: JOHN TEUBER, PRESIDENT
               20457 KELSEY DRIVE
               CANYON COUNTRY, CALIFORNIA 91351

IN THE EVENT THAT NOTICE IS TRANSMITTED BY U.S. MAIL, SUCH NOTICE SHALL BE DEEMED TO HAVE BEEN RECEIVED BY THE ADDRESSEE AND
SERVICE THEREOF SHALL BE EFFECTIVE FIVE (5) DAYS FOLLOWING DEPOSIT THEREOF WITH THE UNITED STATES POSTAL SERVICE, OR UPON ACTUAL RECEIPT, WHICHEVER FIRST OCCURS, UNLESS THE ADDRESS FOR DELIVERY IS NOT WITHIN THE UNITED STATES OR ITS TERRITORIES OR POSSESSIONS, IN WHICH CASE SERVICE SHALL BE EFFECTIVE SEVEN (7) DAYS FOLLOWING DEPOSIT THEREOF, OR UPON ACTUAL RECEIPT, WHICHEVER FIRST OCCURS. A PARTY MAY CHANGE THE ABOVE-SPECIFIED ADDRESS BY GIVING THE OTHER PARTY NOTICE OF THE NEW ADDRESS IN THE MANNER ABOVE-PRESCRIBED
FOR ALL NOTICES.

14.1.5. SEVERABILITY. IN THE EVENT THAT ANY TERM
PROVISION, CLAUSE, ARTICLE, CONDITION OR OTHER PORTION OF THIS INSTRUMENT IS DETERMINED TO BE INVALID, VOID OR UNENFORCEABLE BY
A FORUM OF COMPETENT JURISDICTION, THE SAME SHALL NOT AFFECT ANY OTHER TERM, PROVISION, CLAUSE, ARTICLE, CONDITION OR OTHER PORTION HEREOF, AND THE REMAINDER OF THIS INSTRUMENT SHALL CONTINUE IN FULL FORCE AND EFFECT, AS IF SUCH INVALID, VOID OR UNENFORCEABLE TERM, PROVISION, CLAUSE, ARTICLE, CONDITION OR OTHER PORTION OF THIS INSTRUMENT DID NOT APPEAR HEREIN.

14.1.6. TERMS BINDING ON SUCCESSORS, ETC. ALL TERMS
AND CONDITIONS SET FORTH IN THIS INSTRUMENT SHALL BE BINDING UPON
AND BE OBSERVED BY THE SUCCESSORS, ASSIGNS, REPRESENTATIVES,
TRUSTEES, AND RECEIVERS OF MAKER AND THE SUCCESSORS, ASSIGNS,
REPRESENTATIVES, TRUSTEES, AND RECEIVERS OF THE HOLDER.

IN WITNESS WHEREOF, MAKER HAS CAUSED ITS
DULY-AUTHORIZED OFFICERS TO EXECUTE THIS INSTRUMENT AND AFFIX
MAKER'S CORPORATE SEAL ON THE DATE AND IN THE PLACE FIRST WRITTEN
ABOVE.

MAKER:

               ADVANCED OXYGEN TECHNOLOGIES, INC.

         BY: _____________________________________
NAME:    ROBERT E. WOLFE
ITS:          PRESIDENT


ATTEST:

__________________________

                     EXHIBIT D
                SECURITY AGREEMENT
THIS SECURITY AGREEMENT IS DATED FOR IDENTIFICATION AND
MADE EFFECTIVE ON THE 9TH DAY OF MARCH, 1998, IN THE COUNTY OF
LOS ANGELES, STATE OF CALIFORNIA, BY, BETWEEN AND AMONG THE
FOLLOWING PARTIES:

                   FIRST PARTY:
     INTEGRATED MARKETING AGENCY, INC., A
     CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE
     STATE OF CALIFORNIA (HEREINAFTER REFERRED TO AS "SECURED
     PARTY").

                   SECOND PARTY
     ADVANCED OXYGEN TECHNOLOGIES, INC., A
     CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE
     STATE OF DELAWARE (HEREINAFTER REFERRED TO AS "DEBTOR").

1. RECITALS.

1.1.   THE RIGHTS, DUTIES AND OBLIGATIONS ARISING UNDER
THIS AGREEMENT ARE PREMISED UPON THE FOLLOWING FACTS WHICH ARE
RECITED HEREAT TO HAVE THE FORCE OF CONCLUSIVE PRESUMPTIONS
PURSUANT TO THE PROVISIONS OF CALIFORNIA EVIDENCE CODE SECTION
622:

     1.1.1. DEBTOR AND SECURED PARTY HAVE,
     CONTEMPORANEOUSLY WITH THIS AGREEMENT ENTERED INTO AN AGREEMENT FOR THE PURCHASE AND
     SALE OF SPECIFIED BUSINESS ASSETS DATED AS OF THE DATE HEREOF (THE "PURCHASE AGREEMENT") PURSUANT TO WHICH DEBTOR HAS BECOME INDEBTED TO SECURED PARTY PURSUANT TO A PROMISSORY NOTE DATED AS OF THE DATE HEREOF (THE "PROMISSORY NOTE") IN THE AGGREGATE AMOUNT OF FIVE HUNDRED FIFTY THOUSAND U.S. DOLLARS ($550,000.00).

     1.1.2. AS A MATERIAL TERM OF THE SAID PURCHASE
     AGREEMENT, SECURED PARTY IS TO BE SECURED FOR DEBTOR'S
     FAITHFUL AND TIMELY PAYMENT OF THE PROMISSORY NOTE.

     1.1.3. IN FURTHERANCE OF THE SAID PURCHASE
     AGREEMENT, THE PARTIES INTEND BY THIS AGREEMENT TO CREATE A PERFECTED SECURITY INTEREST IN FAVOR OF SECURED PARTY BY WHICH CERTAIN BUSINESS ASSETS ACQUIRED BY DEBTOR UNDER
     THE PURCHASE AGREEMENT SHALL BE ENCUMBERED UNTIL FULL
     AND COMPLETE PAYMENT OF THE INDEBTEDNESS EVIDENCED BY
     THE PROMISSORY NOTE BY DEBTOR TO SECURED PARTY.

1.2.   IN CONSIDERATION OF THE DUTIES CREATED HEREIN AND
THE BENEFITS CONFERRED HEREBY, THE ADEQUACY OF WHICH IS HEREBY
ACKNOWLEDGED, EACH OF THE PARTIES VOLUNTARILY ENTERS INTO THIS
AGREEMENT.

2. CONSTRUCTION & INTERPRETATION.

2.1.   ALL DOCUMENTS REFERRED TO IN THIS AGREEMENT AS
"SCHEDULES" AND "EXHIBITS" ARE HEREBY INCORPORATED BY SUCH
REFERENCE AS A PART OF THIS AGREEMENT AS THOUGH SET FORTH IN FULL AT THE POINT OF SUCH REFERENCE.

2.2.   WHENEVER IN THIS AGREEMENT THERE APPEARS THE
LOCATIVE ADVERBS "HEREIN", "HEREUNDER", "HEREINBELOW",
"HEREINABOVE", "UNDER THIS AGREEMENT", OR ANY SUBSTANTIALLY
SIMILAR ADVERB OR PHRASE, THE SAME SHALL BE DEEMED TO REFER TO
THIS AGREEMENT IN ITS ENTIRETY AND NOT TO ANY SPECIFIC ARTICLE,
SECTION, SUBSECTION, SUBPART, PARAGRAPH OR SUBPARAGRAPH.

2.3.   AS USED HEREIN, THE TERMS "IN THIS AGREEMENT",
"UNDER THIS AGREEMENT" OR SUBSTANTIALLY SIMILAR TERMS, ENCOMPASS
NOT ONLY THE FOUR CORNERS OF THIS AGREEMENT, BUT ALSO MEAN, REFER
TO AND INCLUDE ALL EXHIBITS ATTACHED HERETO.

3. DEFINITIONS.

3.1.   IN ADDITION TO ANY OTHER TERMS OR PHRASES WHICH
MAY BE DEFINED HEREIN, THE FOLLOWING DEFINITIONS SHALL APPLY TO
AND GOVERN THIS AGREEMENT:

     3.1.1. "COMMERCIAL CODE" MEANS AND REFERS TO THE
     UNIFORM COMMERCIAL CODE IN THE FORM ADOPTED BY THE
     STATE OF CALIFORNIA.

     3.1.2. THE "COLLATERAL" MEANS AND REFERS TO THE
     ACQUIRED ASSETS, AS SUCH TERM IS DEFINED IN THE PURCHASE AGREEMENT, AND CONSISTING OF THE ASSETS LISTED ON SCHEDULE "1" HERETO. FOR PURPOSES OF THIS AGREEMENT, THE "COLLATERAL" ALSO EXPRESSLY MEANS AND INCLUDES ALL ADDITIONS, SUBSTITUTIONS, IMPROVEMENTS, INCREASES IN VALUE OF AND REPLACEMENTS OF THE COLLATERAL LISTED ON SCHEDULE "1", WITHOUT LIMITATION.

     3.1.3. "SECURED OBLIGATIONS" MEANS AND REFERS,
     COLLECTIVELY, TO EACH, EVERY AND ALL OF THE FOLLOWING:

     (A)    ALL INDEBTEDNESS EVIDENCED BY AND OWING BY
     DEBTOR UNDER THE TERMS OF THE PROMISSORY NOTE;

     (B)    ALL OBLIGATIONS, TERMS, CONDITIONS AND
     COVENANTS REQUIRED TO BE PERFORMED, PAID OR OBSERVED BY
     DEBTOR UNDER THE TERMS OF THIS AGREEMENT; AND

     (C)    THE REPAYMENT BY DEBTOR TO SECURED PARTY
     OF ANY AND ALL OTHER SUMS AND AMOUNTS THAT MAY BE HEREAFTER ADVANCED OR EXPENDED BY SECURED PARTY OR
     LOANED TO DEBTOR BY SECURED PARTY (IF ANY SUCH ADVANCES, EXPENDITURES OR LOANS OCCUR) FOR THE MAINTENANCE OR PRESERVATION OF THE COLLATERAL OR ON ACCOUNT OF ANY OBLIGATION REQUIRED BY THE TERMS OF THIS AGREEMENT TO HAVE BEEN PAID, SATISFIED OR PERFORMED BY DEBTOR WITH RESPECT TO WHICH DEBTOR BECOMES UNABLE TO PAY, SATISFY OR
     PERFORM OR BECOMES IN BREACH OR DEFAULT, WITHOUT LIMITATION, INCLUDING BY WAY OF EXAMPLE ONLY, EXPENDITURES FOR TAXES, ASSESSMENTS, LIENS, INSURANCE PREMIUMS AND THE LIKE (ALL OF WHICH SECURED PARTY IS PERMITTED BUT NOT REQUIRED TO ADVANCE OR EXPEND UNDER THE TERMS OF THIS AGREEMENT).

     3.1.4. "UCC-1 FORM" MEANS AND REFERS TO THE
     UNIFORM COMMERCIAL CODE FINANCING STATEMENT THAT SHALL
     COMPRISE A PART OF THE TRANSACTION CONTEMPLATED BY THIS
     AGREEMENT IN A FORM SUBSTANTIALLY IDENTICAL TO EXHIBIT
     "A."

4. GRANT OF SECURITY INTEREST; PERFECTION.

4.1.   DEBTOR HEREBY GRANTS AND CONVEYS TO SECURED PARTY
A SECURITY INTEREST IN THE COLLATERAL AND ALL PARTS THEREOF.

4.2.   THE COLLATERAL SHALL SECURE THE FAITHFUL AND TIMELY
PAYMENT AND PERFORMANCE OF EACH, EVERY AND ALL OF THE SECURED
OBLIGATIONS.

4.3.   THE SECURITY INTEREST GRANTED UNDER THIS AGREEMENT
SHALL BE PERFECTED BY THE EXECUTION AND FILING AND/OR RECORDATION
(IN THE MANNER PRESCRIBED BY LAW AND CUSTOM FROM TIME TO TIME)
OF THE UCC-1 IN EVERY JURISDICTION IN WHICH THE COLLATERAL OR ANY
PART THEREOF IS LOCATED.

5. TERM OF SECURITY INTEREST: CONTINUATION: TERMINATION:
RELEASE

5.1.   THE SECURITY INTEREST GRANTED HEREUNDER SHALL
ATTACH CONCURRENTLY WITH THE EXECUTION OF THIS AGREEMENT AND
SHALL CONTINUE THEREAFTER SO LONG AS THE SECURED OBLIGATIONS OR
ANY OF THEM OR ANY PART OF THEM ARE UNPAID, UNSATISFIED OR
UNPERFORMED.

5.2.   IF, UNDER ANY PROVISION OF THE COMMERCIAL CODE OR
OTHER APPLICABLE LAW, THE UCC-1 COMES TO EXPIRATION PRIOR TO FULL PAYMENT, SATISFACTION AND PERFORMANCE BY DEBTOR OF ALL OF THE SECURED OBLIGATIONS, DEBTOR SHALL, UPON A WRITTEN REQUEST OF
SECURED PARTY, PROMPTLY EXECUTE ONE OR MORE UCC FINANCING CONTINUATION STATEMENT(S), IN A FORM SUITABLE UNDER PREVAILING LAW AND CUSTOM FOR FILING AND/OR RECORDATION IN EVERY JURISDICTION IN WHICH THE COLLATERAL OR ANY PART THEREOF IS LOCATED, THEREBY EXTENDING THE SECURITY INTEREST UNTIL ALL OF THE SECURED OBLIGATIONS HAVE BEEN FULLY PAID, SATISFIED AND PERFORMED.

5.3.   WHEN THE SECURED OBLIGATIONS HAVE BEEN FULLY
PAID, SATISFIED AND PERFORMED, THE SECURITY INTEREST SHALL
TERMINATE.

5.4.   PROMPTLY UPON TERMINATION OF THE SECURITY INTEREST
GRANTED HEREUNDER, SECURED PARTY SHALL EXECUTE AND CAUSE TO BE
FILED AND/OR RECORDED, AS APPLICABLE, A TERMINATION STATEMENT (IN THE FORM THEN PRESCRIBED BY LAW AND CUSTOM) IN ALL JURISDICTIONS WHERE THE UCC-1 WAS FILED AND/OR RECORDED DURING THE TERM OF
THE SECURITY INTEREST, THEREIN SPECIFYING THAT THE SECURITY INTEREST HAS THEN BECOME FULLY RELEASED.

6. SPECIFIC COVENANTS OF DEBTOR

6.1.   IN ADDITION TO, AND NOT AS A LIMITATION UPON ANY
OTHER OBLIGATIONS OF DEBTOR ARISING HEREUNDER, DEBTOR SPECIFICALLY COVENANTS THAT, DURING THE TERM OF THE SECURITY INTEREST CREATED
HEREUNDER:

     6.1.1. DEBTOR SHALL PROMPTLY ADVISE SECURED PARTY,
     IN REASONABLE DETAIL, (I) OF ANY LIEN, SECURITY INTEREST, ENCUMBRANCE, OR CLAIM MADE OR ASSERTED AGAINST ANY OF
     THE COLLATERAL, (II) OF ANY MATERIAL CHANGE, SUBSTANTIAL LOSS OR DEPRECIATION IN THE COMPOSITION OF THE COLLATERAL, AND
     (III) OF THE OCCURRENCE OF ANY OTHER MATERIAL ADVERSE EFFECT ON THE AGGREGATE VALUE, ENFORCEABILITY OR COLLECTIBILITY OF THE COLLATERAL OR ON THE SECURITY INTERESTS CREATED HEREUNDER.

        6.1.2.   DEBTOR SHALL PROMPTLY NOTIFY AND PROVIDE
     SECURED PARTY WITH A COMPLETE DESCRIPTION OF THE OPENING OF ANY NEW PLACES OF BUSINESS, THE CLOSING OF ANY EXISTING PLACES OF BUSINESS, THE CONDUCT OF BUSINESS UNDER ANY NAMES OR THROUGH ANY ENTITIES OTHER THAN THOSE SET FORTH HEREIN, THE RELOCATION OF ANY OF THE COLLATERAL TO ANY NEW PLACE OF BUSINESS OR ANY OTHER ACT WHICH WOULD AFFECT THE FINANCING STATEMENTS FILED BY SECURED PARTY.

     6.1.3. DEBTOR SHALL, TO THE EXTENT REASONABLY
     POSSIBLE, KEEP ALL PARTS OF THE COLLATERAL TOGETHER AS A
     FUNCTIONING WHOLE AND SHALL NOT PERMIT THE PARTS OF THE
     COLLATERAL TO BE DISPERSED OR SEGREGATED EXCEPT IN THE
     ORDINARY COURSE OF BUSINESS.

     6.1.4. DEBTOR SHALL, UPON THE REQUEST OF SECURED
     PARTY, APPRISE SECURED PARTY OF THE LOCATION OF THE
     COLLATERAL AND ALL PARTS THEREOF, AS SAME MAY BE SITUATED
     FROM TIME TO TIME.

     6.1.5. DEBTOR SHALL CONTINUOUSLY TAKE ALL STEPS THAT
     ARE NECESSARY OR PRUDENT TO PROTECT THE SECURITY INTERESTS OF SECURED PARTY IN THE COLLATERAL.

     6.1.6. DEBTOR SHALL PERMIT SECURED PARTY AT ALL
     REASONABLE TIMES TO ENTER ANY PREMISES WHERE THE
     COLLATERAL OR ANY PART THEREOF IS SITUATED AND TO INSPECT
     SOME IN PERSON OR BY AGENT.

        6.1.7. DEBTOR SHALL DEFEND THE COLLATERAL AGAINST THE
     CLAIMS AND DEMANDS OF ALL PERSONS.

     6.1.8. DEBTOR SHALL PAY ALL TAXES, ASSESSMENTS,
     LICENSE FEES, REGISTRATION FEES AND GOVERNMENTAL CHARGES OF
     EVERY TYPE AND NATURE LEVIED OR ASSESSED UPON THE
     COLLATERAL, AND UPON ANY PART THEREOF AND UPON THE
     INCOME OR PROFITS THEREOF, BEFORE SUCH LEVY BECOMES
     DELINQUENT.

     6.1.9. DEBTOR SHALL TIMELY PAY AND DISCHARGE ALL
     LAWFUL CLAIMS OR DEMANDS FOR LABOR, MATERIALS OR SUPPLIES
     OR OTHER OBLIGATIONS WHICH MIGHT BECOME A LIEN OR CHARGE
     UPON ANY OF THE COLLATERAL OR PROCEEDS THEREOF.

     6.1.10. DEBTOR SHALL COMPLY WITH THE TERMS AND
     CONDITIONS OF ANY AND ALL ORDERS, ORDINANCES, LAWS AND
     STATUTES OF EVERY GOVERNMENTAL AUTHORITY HAVING
     JURISDICTION WITH RESPECT TO THE COLLATERAL OR THE USE
     THEREOF.

     6.1.11. DEBTOR SHALL INDEMNIFY SECURED PARTY FOR,
     HEREBY ASSUMES, AND SHALL BEAR THE ENTIRE RISK OF LOSS AND DAMAGE TO THE COLLATERAL AND ALL PARTS THEREOF FROM ANY AND EVERY CAUSE WHATSOEVER. NO LOSS OR DAMAGE TO THE COLLATERAL OR ANY PART THEREOF SHALL ABATE THE PAYMENT AND/OR PERFORMANCE OF ANY OF THE SECURED OBLIGATIONS, WHICH SHALL CONTINUE IN FULL FORCE AND EFFECT, NOTWITHSTANDING ANY SUCH LOSS OR DAMAGE.

     6.1.12. DEBTOR SHALL MAINTAIN A POLICY OR POLICIES OF INSURANCE IN FULL FORCE AND EFFECT, AND SHALL PAY ALL PREMIUMS THERETO IMMEDIATELY WHEN DUE, COVERING THE COLLATERAL AND EVERY INSURABLE PART THEREOF, IN SUCH
     AMOUNTS AND WITH SUCH COVERAGE AS IS CUSTOMARY IN
     DEBTOR'S TYPE OF BUSINESS. SECURED PARTY SHALL BE NAMED
     AS AN ADDITIONAL INSURED ON SUCH POLICY(IES), AND SUCH POLICY(IES) SHALL CONTAIN AN ENDORSEMENT THAT THE ISSUE THEREOF SHALL GIVE SECURED PARTY NOTICE OF ANY CANCELLATION OR AMENDMENT TO SUCH POLICY NOT LESS THAN THIRTY (30) DAYS PRIOR TO THE EFFECTIVE DATE OF SUCH CANCELLATION OR AMENDMENT. CONCURRENTLY WITH THE ISSUANCE THEREOF,
     DEBTOR SHALL DELIVER TO SECURED PARTY COPIES OF ALL EXISTING AND FUTURE POLICIES, ENDORSEMENTS, PREMIUM NOTICES, CANCELLATION NOTICES AND OTHER DOCUMENTATION OF ANY SORT ISSUED BY THE INSURANCE CARRIER RELATING TO ALL OF SUCH POLICIES. DEBTOR SHALL DELIVER TO SECURED PARTY, PROMPTLY
     AS RENDERED, A COPY OF ALL REPORTS MADE TO INSURANCE COMPANIES WITH REGARD TO ANY LOSS AND/OR DAMAGE
     SUSTAINED BY OR TO THE COLLATERAL. DEBTOR HEREBY GRANTS TO SECURED PARTY A SECURITY INTEREST IN ALL SUCH POLICIES, NOW OR HEREAFTER ISSUED, AS WELL AS IN THE PROCEEDS THEREOF. THE PROCEEDS OF ANY INSURANCE, WHETHER PAID BY REASON OF LOSS
     OR DAMAGE, ARE HEREBY ASSIGNED TO SECURED PARTY.
     INSURANCE PROCEEDS NOT IMMEDIATELY APPLIED TOWARD REPLACEMENT OR REPAIR OF THE COLLATERAL SHALL BE PAID TO SECURED PARTY AND THEREUPON APPLIED TO THE INDEBTEDNESS
     OF DEBTOR, BEING CREDITED ON ACCOUNT OF THE REMAINING PAYMENTS BECOMING DUE TO SECURED PARTY ON THE SECURED OBLIGATIONS. IMMEDIATELY UPON THE REQUEST OF SECURED
     PARTY, DEBTOR SHALL DELIVER TO SECURED PARTY PROOF OF PAYMENT OF PREMIUMS OF ALL INSURANCE REQUIRED BY THIS AGREEMENT TO BE CARRIED BY DEBTOR.

     6.1.13. DEBTOR SHALL KEEP AND MAINTAIN THE
     COLLATERAL AND ALL PARTS THEREOF IN GOOD REPAIR, WORKING ORDER AND CONDITION, AND SHALL MAKE ALL REASONABLE AND
     PROPER REPAIRS, RENEWALS, REPLACEMENTS, ADDITIONS AND IMPROVEMENTS THERETO, CONSISTENT WITH GOOD AND PRUDENT
     CARE. IN THE EVENT OF LOSS OR DAMAGE TO ANY TANGIBLE ITEMS COMPRISING THE COLLATERAL OR ANY PART THEREOF, DEBTOR SHALL FORTHWITH REPLACE THE LOST OR DAMAGED ITEMS WORTH LIKE
     ITEMS IN GOOD REPAIR, CONDITION AND WORKING ORDER. DEBTOR SHALL, AT ALL TIMES, COMPLY WITH THE PROVISIONS OF ALL LEASES FOR PREMISES UPON WHICH THE COLLATERAL IS OR MAY HEREAFTER
     BE SITUATED, AND SHALL PREVENT ANY LOSS OR FORFEITURE OF SUCH
     LEASE(S).

     6.1.14. PROMPTLY UPON THE REQUEST OF THE SECURED
     PARTY, DEBTOR SHALL EXECUTE, ACKNOWLEDGE AND DELIVER ALL ADDITIONAL INSTRUMENTS AND DOCUMENTS, WHICH MAY BE
     DEEMED NECESSARY OR APPROPRIATE, IN THE SOLE
     DETERMINATION OF SECURED PARTY, FOR THE PURPOSE OF
     CARRYING INTO EFFECT THE TERMS, CONDITIONS, COVENANTS AND INTENTIONS OF THIS AGREEMENT. DEBTOR HEREBY IRREVOCABLY AUTHORIZES AND APPOINTS SECURED PARTY AS DEBTOR'S AGENT
     AND ATTORNEY-IN-FACT, TO EXECUTE ANY AND ALL SUCH INSTRUMENTS AND DOCUMENTS IN DEBTOR'S NAME AND ON
     DEBTOR'S BEHALF, IN THE EVENT THAT DEBTOR FAILS OR REFUSES, AFTER REASONABLY REQUEST BY SECURED PARTY, TO EXECUTE, ACKNOWLEDGE OR DELIVER SAME.

7. SECURED PARTY'S OPTION TO TAKE PROTECTIVE ACTIONS.

7.1.   IF DEBTOR FAILS TO PAY, WHEN DUE, ANY TAX, CHARGE,
LIEN, ASSESSMENT, INSURANCE PREMIUM OR OTHER AMOUNT REQUIRED TO BE PAID WITH RESPECT TO, OR FOR THE PROTECTION OR PRESERVATION OF THE COLLATERAL, SECURED PARTY MAY, AT SECURED PARTY'S OPTION, MAKE SUCH PAYMENT AND/OR TAKE SUCH ACTIONS AS SECURED PARTY
MAY DEEM TO BE REASONABLY REQUIRED TO ACCOMPLISH THE SAID PURPOSES FOR AND ON BEHALF OF DEBTOR. IF SECURED PARTY MAKES ANY SUCH PAYMENTS OR TAKES ANY SUCH ACTIONS, DEBTOR SHALL IMMEDIATELY, UPON RECEIPT OF NOTICE THEREOF FROM SECURED PARTY, PAY AND REIMBURSE SECURED PARTY FOR THE ACTUAL AMOUNT SO
EXPENDED AND/OR COSTS INCURRED BY SECURED PARTY, TOGETHER WITH INTEREST THEREON ACCRUING AT THE RATE OF TEN PERCENT (10%) PER ANNUM, COMPUTED DAILY UNTIL PAID. SECURED PARTY MAY, AT
SECURED PARTY'S OPTION, TAKE THE ACTIONS PROVIDED FOR IN THIS PARAGRAPH, HOWEVER, NO DUTY SHALL BE IMPOSED ON SECURED PARTY
TO DO SO.

8. EVENTS CONSTITUTING A DEFAULT.

8.1.   IF ANY ONE OR MORE OF THE FOLLOWING ACTS,
CIRCUMSTANCES OR EVENTS OR ANY COMBINATION THEREOF OCCUR DURING
THE TERM OF THE SECURITY INTEREST CREATED HEREUNDER, SAME SHALL BE DEEMED FOR PURPOSES OF THIS AGREEMENT TO CONSTITUTE A DEFAULT (AN
"EVENT OF DEFAULT") BY DEBTOR:

     8.1.1. AN EVENT OF DEFAULT UNDER THE PROMISSORY
     NOTE.

     8.1.2. A FAILURE OR REFUSAL BY DEBTOR TO TIMELY AND
     FAITHFULLY OBSERVE, ABIDE BY, PERFORM, DISCHARGE OR SATISFY
     ANY OF THE COVENANTS OR OBLIGATIONS OF DEBTOR SET FORTH IN
     THIS AGREEMENT (WHETHER OR NOT SPECIFICALLY ENUMERATED
     BELOW AS AN EVENT CONSTITUTING A DEFAULT).

        8.1.3.   DEBTOR SHALL BE IN DEFAULT UNDER ANY
     OBLIGATION UNDERTAKEN BY DEBTOR WHICH DEFAULT HAS A
     MATERIAL ADVERSE EFFECT ON THE VALUE OF THE COLLATERAL.

        8.1.4.   UNINSURED LOSS, THEFT, DAMAGE, OR DESTRUCTION
     OF ANY SUBSTANTIAL PORTION OF ANY OF THE COLLATERAL.

        8.1.5.   DEBTOR IS OR BECOMES INSOLVENT OR IS INVOLVED
     IN ANY FINANCIAL DIFFICULTY AS EVIDENCED BY (I) AN ASSIGNMENT, COMPOSITION, OR SIMILAR DEVICE FOR THE BENEFIT OF CREDITORS, (II) GENERAL FAILURE TO PAY DEBTS WHEN DUE, (III) ATTACHMENT OR RECEIVERSHIP OF ASSETS NOT DISSOLVED WITHIN THIRTY (30) DAYS,
     (IV) THE APPOINTMENT OF A CUSTODIAN, TRUSTEE, OR RECEIVER FOR
     A SUBSTANTIAL PORTION OF DEBTOR'S PROPERTIES, (V) THE
     LIQUIDATION OR SALE OF ALL OR SUBSTANTIALLY ALL OF DEBTOR'S PROPERTIES, (VI) THE FILING BY DEBTOR OF A PETITION UNDER ANY CHAPTER OF THE UNITED STATES BANKRUPTCY CODE OR THE
     INSTITUTION OF ANY OTHER PROCEEDING UNDER ANY LAW RELATING TO BANKRUPTCY, BANKRUPTCY REORGANIZATION, INSOLVENCY OR RELIEF
     OF DEBTORS, OR (VII) THE FILING AGAINST DEBTOR OF AN INVOLUNTARY PETITION UNDER ANY CHAPTER OF THE UNITED STATES BANKRUPTCY
     CODE OR THE INSTITUTION OF ANY OTHER PROCEEDING UNDER ANY
     LAW RELATING TO BANKRUPTCY, BANKRUPTCY REORGANIZATION,
     INSOLVENCY OR RELIEF OF DEBTORS WHERE SUCH PROCEEDING IS NOT DISMISSED WITHIN SIXTY (60) DAYS FROM THE DATE ON WHICH IT IS FILED OR INSTITUTED.

9. REMEDIES OF SECURED PARTY.

9.1.   UPON THE OCCURRENCE OF ANY EVENT OF DEFAULT, SECURED PARTY
SHALL HAVE, BY WAY OF EXAMPLE AND NOT OF LIMITATION, THE FOLLOWING RIGHTS AND REMEDIES:

     9.1.1. DECLARE ALL OF THE SECURED OBLIGATIONS THEN
     UNPAID AND/OR UNPERFORMED, AS APPLICABLE, IMMEDIATELY
     DUE AND PAYABLE.

     9.1.2. PURSUE AND ENFORCE ALL OF THE RIGHTS AND
     REMEDIES PROVIDED IN THIS AGREEMENT AND ACCORDED TO A
     SECURED PARTY BY DIVISION 9 OF THE COMMERCIAL CODE, AS
     WELL AS ALL OTHER APPLICABLE LAWS.

     9.1.3. WITHOUT DEMAND, AND WITHOUT LEGAL PROCESS,
     TAKE POSSESSION OF THE COLLATERAL.

     9.1.4. FILE SUIT AND OBTAIN JUDGMENT, AND IN
     CONJUNCTION WITH SUCH SUIT, SECURED PARTY MAY AVAIL ITSELF OF ANY AND ALL ANCILLARY REMEDIES PROVIDED BY LAW AND/OR EQUITY INCLUDING BUT NOT LIMITED TO LEVY OF ATTACHMENT AND GARNISHMENT, AS WELL AS THE APPOINTMENT OF A RECEIVER.

9.2.   IN THE EVENT THAT SECURED PARTY CHOOSES TO TAKE
POSSESSION OF THE COLLATERAL, DEBTOR EXPRESSLY ACKNOWLEDGES,
AUTHORIZES AND AGREES THAT:

     9.2.1.
     SECURED PARTY SHALL HAVE THE RIGHT TO ENTER AND/OR REMAIN UPON THE PREMISES OF DEBTOR, OR ANY OTHER PLACE OR PLACES WHERE ANY OF THE COLLATERAL IS LOCATED AND KEPT, WITHOUT ANY OBLIGATION TO PAY RENT TO DEBTOR OR OTHERS, AND REMOVE COLLATERAL THEREFROM TO THE PREMISES OF SECURED PARTY OR ANY AGENT OF SECURED PARTY FOR SUCH TIME AS SECURED PARTY MAY DESIRE IN ORDER TO MAINTAIN, COLLECT, SELL AND/OR PREPARE THE COLLATERAL FOR SALE, LIQUIDATION OR COLLECTION;

     9.2.2. DEBTOR SHALL UPON DEMAND OF SECURED
     PARTY, ASSEMBLE AND MAKE THE TANGIBLE PARTS OF THE
     COLLATERAL AVAILABLE TO THE SECURED PARTY AT SUCH MOVING
     AND STORAGE COMPANY AS SECURED PARTY MAY DESIGNATE.

9.3.   UPON TAKING OR OBTAINING POSSESSION OF THE
COLLATERAL, SECURED PARTY MAY:

     9.3.1. PROPOSE TO RETAIN THE COLLATERAL IN
     SATISFACTION OF THE OBLIGATION OWING BY DEBTOR, BY GIVING
     NOTICE OF SUCH PROPOSAL IN ACCORDANCE WITH COMMERCIAL
     CODE SECTION 9505; AND/OR

     9.3.2. SELL THE COLLATERAL AT PUBLIC OR PRIVATE SALE
     IN ACCORDANCE WITH COMMERCIAL CODE SECTION 9501; AND/OR

     9.3.3. WITHOUT TAKING POSSESSION, SELL, LEASE, OR
     OTHERWISE DISPOSE OF THE COLLATERAL AT PUBLIC OR PRIVATE SALE IN ACCORDANCE WITH COMMERCIAL CODE SECTION 9504.

9.4.   THE SELECTION BY SECURED PARTY OF ANY ONE OR
SEVERAL REMEDIES OR METHODS OF REDRESS IN AN EVENT OF DEFAULT
SHALL NOT BE DEEMED TO HAVE RELIEVED, EXCUSED, DISCHARGED OR
RELEASED DEBTOR OF ANY OBLIGATIONS OWING BY DEBTOR.

9.5.   ANY PUBLIC OR PRIVATE SALE OF THE COLLATERAL, AFTER
DEFAULT, MAY BE HELD IN SUCH OF THE COUNTIES IN WHICH THE SECURED PARTY CONDUCTS BUSINESS OR IN THE COUNTIES IN WHICH THE
COLLATERAL, OR ANY PART THEREOF, IS THEN LOCATED. ANY SUCH SALE MAY BE CONDUCTED BY AN OFFICER OR AGENT OF SECURED PARTY, OR BY
DEPUTY SHERIFF OR MARSHAL, OR BY ANY AUCTIONEER SELECTED BY
SECURED PARTY. AT ANY SUCH SALE THE COLLATERAL MAY BE SOLD FOR
CASH OR CREDIT, UPON SUCH TERMS AS THE SECURED PARTY MAY ELECT.
NO PART OF THE COLLATERAL NEED BE IN VIEW OF THOSE ATTENDING SUCH SALE AND SECURED PARTY NEED NOT TAKE OR HAVE THE SAME IN THE PHYSICAL POSSESSION AT SUCH SALE OR AS A CONDITION TO SELLING THE COLLATERAL OR ANY PART THEREOF. SECURED PARTY MAY CAUSE THE COLLATERAL TO BE SOLD IN SUCH ORDER, PRIORITY AND LOTS AS SECURED PARTY IN SECURED PARTY'S SOLE DISCRETION MAY DESIGNATE, AND
DEBTOR SHALL NOT HAVE THE RIGHT OR POWER TO DIRECT IN WHAT ORDER
OR PRIORITY THE COLLATERAL IS SOLD.

9.6.   IN THE EVENT OF A SALE, IF ANY CREDITS ARE DUE TO
DEBTOR UNDER THE PROVISIONS OF THE COMMERCIAL CODE, SUCH
CREDITS SHALL BE APPLIED TO DEBTOR'S ACCOUNT ONLY WHEN THE SAME
EXCEED THE TOTAL AMOUNT REQUIRED TO PAY, DISCHARGE AND SATISFY ALL OF THE SECURED OBLIGATIONS.

9.7.   IN THE EVENT OF A SALE FROM WHICH THE PROCEEDS ARE
INSUFFICIENT TO FULLY PAY, DISCHARGE AND SATISFY ALL OF THE SECURED OBLIGATIONS, SECURED PARTY SHALL BE ENTITLED TO RECOVER FROM
DEBTOR THE BALANCE OF ANY SUCH SECURED OBLIGATION(S) WHICH IS
NOT SO PAID OR SATISFIED.

9:8.   PENDING THE OUTCOME OF ANY LITIGATION WHICH MAY
ARISE WITH RESPECT TO THE PROMISSORY NOTE, THIS AGREEMENT OR ANY
OF THE SECURED OBLIGATIONS, SECURED PARTY MAY, AT SECURED
PARTY'S SOLE ELECTION, HOLD THE COLLATERAL FOR FINAL PAYMENT,
DISCHARGE OR SATISFACTION OF THE SECURED OBLIGATIONS AFTER THE
LITIGATION HAS CONCLUDED.

10.    IMPAIRMENT OF SECURITY NOT A PREREQUISITE TO EXERCISE
OF SECURED PARTY'S RIGHTS.

10.1.  IN AN EVENT OF DEFAULT, THE RIGHT OF SECURED PARTY
TO EXERCISE ANY RIGHTS OR SEEK ANY REMEDY OR REDRESS TO WHICH SECURED PARTY IS AVAILED UNDER THIS AGREEMENT OR AT LAW OR EQUITY, SHALL BE ABSOLUTE WITHOUT THE NECESSITY OF FIRST DETERMINING, ASSERTING, CLAIMING OR PROVING THAT THE EVENT OF DEFAULT HAS RESULTED IN AN IMPAIRMENT OF THE SECURED INTEREST GRANTED HEREUNDER OR THAT THE EVENT OF DEFAULT HAS RENDERED THE SECURITY INTEREST INADEQUATE.

11.    NO DUTY OF SECURED PARTY TO GIVE CONSENT.

11.1. SECURED PARTY SHALL HAVE THE RIGHT OF SOLE DISCRETION WITH RESPECT TO THE WITHHOLDING OR GRANTING OF CONSENT WITH RESPECT TO ALL PROPOSED ACTS BY DEBTOR AND WITH RESPECT TO ALL EVENTS OR OCCURRENCES WHICH ARE PROHIBITED OR WHICH CONSTITUTE EVENTS OF DEFAULT IN THE ABSENCE OF SECURED PARTY'S CONSENT, AND THE WITHHOLDING OF CONSENT IN ANY INSTANCE OR SUBSEQUENT OR SUCCESSIVE INSTANCES SHALL NOT BE DEEMED TO BE UNREASONABLE.

12.    ALL REMEDIES CUMULATIVE.

12.1.  ALL REMEDIES, RIGHTS, OPTIONS, ELECTIONS AND POWERS
ACCORDED TO SECURED PARTY HEREUNDER, ARE CUMULATIVE, AND NO ONE
OF THEM IS EXCLUSIVE OF ANY OF THE OTHERS OR ANY OTHER RIGHT OR
PRIORITY ALLOWED BY LAW, EQUITY OR BY THIS AGREEMENT.

13.    NO WAIVER.

13.1.  NO WAIVER BY THE SECURED PARTY OF ANY OF SECURED
PARTY'S RIGHTS WITH RESPECT TO ANY DEFAULT OR BREACH OF ANY ONE OR MORE OF THE TERMS, CONDITIONS OR COVENANTS CONTAINED IN THE PROMISSORY NOTE, THIS AGREEMENT OR CONTAINED IN ANY OTHER DOCUMENTS, INSTRUMENTS OR AGREEMENTS PERTAINING TO THE
COLLATERAL, AND NO ACQUIESCENCE BY THE SECURED PARTY IN ANY
SINGLE BREACH OR DEFAULT SHALL BE DEEMED TO IMPLY OR CONSTITUTE A WAIVER OF ANY RIGHTS OR REMEDIES IN UPON THE OCCURRENCE OF ANY OTHER OR SUCCEEDING OR REPEATED BREACH OR DEFAULT. THE CONSENT OR APPROVAL BY SECURED PARTY TO OR OF ANY ACT BY DEBTOR SHALL NOT BE DEEMED TO WAIVE OR RENDER UNNECESSARY SUCH CONSENT OR APPROVAL
OR OF ANY SUBSEQUENT SUCH ACTS.

14.    MISCELLANEOUS PROVISIONS.

14.1.  ADDITIONAL DOCUMENTS.    THE PARTIES HERETO EACH
AGREE THAT THEY SHALL EXECUTE AND, IF APPROPRIATE, ACKNOWLEDGE
ANY AND ALL ADDITIONAL AND OTHER DOCUMENTS, INSTRUMENTS AND
WRITINGS WHICH MAY BE NECESSARY TO, OR WHICH WOULD REASONABLY
FACILITATE, THE PURPOSES OF THIS AGREEMENT,

14.2.  ATTORNEYS' FEES & COSTS. IN THE EVENT THAT ANY
ACTION OR OTHER FORMAL PROCEEDING IS INSTITUTED TO ENFORCE OR INTERPRET ANY PART OF THIS AGREEMENT, THE PARTY PREVAILING IN SUCH ACTION OR PROCEEDING SHALL BE ENTITLED TO RECOVER, IN ADDITION TO THE PREVAILING PARTY'S COSTS OF SUIT, SUCH ATTORNEYS' FEES AS THE PRESIDING TRIBUNAL DEEMS TO HAVE BEEN REASONABLY INCURRED BY THE PREVAILING PARTY,

14.3.  BINDING AGREEMENT.  ALL TERMS, CONDITIONS AND
COVENANTS TO BE OBSERVED AND PERFORMED BY THE PARTIES HERETO
SHALL BE APPLICABLE TO AND BINDING UPON THEIR RESPECTIVE AGENTS,
SERVANTS, HEIRS, EXECUTORS, ADMINISTRATORS, AFFILIATES, SUBSIDIARIES, ASSOCIATES, EMPLOYEES, SUCCESSORS AND ASSIGNS,

14.4.  CAPTIONS. ALL CAPTIONS (PARAGRAPH HEADINGS) SET
FORTH IN THIS AGREEMENT ARE INSERTED ONLY AS A MATTER OF
CONVENIENCE AND FOR REFERENCE, AND SHALL NOT BE CONSTRUED TO
DEFINE, LIMIT, INTERPRET, PRESCRIBE OR DESCRIBE THE SCOPE OR INTENT OF THIS AGREEMENT, MEANING. AND SHALL NOT BE CONSIDERED FOR SUCH
PURPOSES, OR ANY PART HEREOF, NOR AFFECT ITS

14.5.  COUNTERPARTS.  THIS AGREEMENT MAY BE
EXECUTED IN ANY NUMBER OF COUNTERPARTS, EACH OF WHICH SHALL BE
DEEMED AN ORIGINAL BUT ALL OF WHICH, WHEN TAKEN TOGETHER, SHALL
CONSTITUTE ONE AND THE SAME DOCUMENT.

14.6.  ENTIRE AGREEMENT.   THIS AGREEMENT IS AN
INTEGRATED DOCUMENT CONTAINING AND EXPRESSING ALL TERMS,
COVENANTS, CONDITIONS, WARRANTIES AND AGREEMENTS OF THE PARTIES
RELATING TO THE SUBJECT MATTER HEREOF, NO OTHER OR PRIOR
AGREEMENTS OR UNDERSTANDINGS PERTAINING TO THE SAME SHALL BE
VALID OR OF ANY FORCE OR ELECT.

14.7.  AMENDMENT ONLY BY WRITING.    THIS AGREEMENT
CANNOT BE AMENDED, ALTERED OR MODIFIED, EXCEPT IN WRITING SIGNED
BY THE PARTIES HERETO.

14.8.  DEFINITION OF WRITING.   ALL REFERENCES IN THIS
AGREEMENT TO "WRITTEN" CONSENTS, NOTICES OR OTHER DOCUMENTATION REQUIRED TO BE GIVEN, RECEIVED OR OBTAINED, SHALL MEAN A WRITING (PRINTED, TYPEWRITTEN OR HANDWRITTEN) ACTUALLY SIGNED BY THE
PARTY GIVING SUCH CONSENT, NOTICE OR OTHERWISE, WITH THE INTENT TO GIVE SUCH CONSENT, NOTICE OR OTHERWISE, FREE FROM DURESS, UNDUE INFLUENCE, FRAUD AND COERCION.

14.9.  GENDER; PLURAL AND SINGULAR.  WHENEVER
REQUIRED BY THE CONTEXT HEREOF, THE SINGULAR SHALL BE DEEMED TO
INCLUDE THE PLURAL, THE PLURAL SHALL BE DEEMED TO INCLUDE THE
SINGULAR, THE MASCULINE THE FEMININE, AND THE NEUTER GENDER SHALL
BE DEEMED TO INCLUDE THE OTHERS.

14.10. GOVERNING LAW. THIS AGREEMENT SHALL BE
INTERPRETED, CONSTRUED AND GOVERNED BY, IN ACCORDANCE WITH AND CONSISTENT WITH THE LAWS OF THE STATE OF CALIFORNIA, WHICH SHALL APPLY IN ALL RESPECTS, INCLUDING STATUTES OF LIMITATIONS, TO ANY DISPUTES OR CONTROVERSIES ARISING OUT OF OR PERTAINING TO THIS AGREEMENT.

14.11. NEITHER PARTY TO BE DEEMED DRAFTER. THIS
CONTRACT IS TO BE DEEMED TO HAVE BEEN PREPARED JOINTLY BY THE PARTIES HERETO AND ANY UNCERTAINTY OR AMBIGUITY EXISTING HEREIN SHALL NOT BE INTERPRETED AGAINST EITHER PARTY ON THE BASIS THAT SUCH PARTY WAS THE DRAFTER HEREOF, BUT INSTEAD SHALL BE INTERPRETED ACCORDING TO THE APPLICATION OF RULES FOR THE INTERPRETATION OF CONTRACTS, IF SUCH AN UNCERTAINTY OR AMBIGUITY EXISTS.

14.12. METHOD OF GIVING NOTICES. ANY NOTICE REQUIRED OR
PERMITTED TO BE GIVEN HEREUNDER SHALL BE SO GIVEN BY REGISTERED OR CERTIFIED (RETURN RECEIPT) UNITED STATES POSTAL SERVICE MAIL, POSTAGE PRE-PAID, UNLESS A NOTICE TRANSMITTED IN SAID MANNER IS RETURNED TO THE SENDER AS UNCLAIMED, REFUSED OR UNDELIVERABLE, OR UNLESS THE PARTY GIVING NOTICE HAS A GOOD FAITH REASON TO BELIEVE THAT A NOTICE TRANSMITTED IN SAID MANNER WILL BE SO RETURNED, IN WHICH CASE SUCH NOTICE MAY BE GIVEN, AT THE SENDER'S OPTION, BY PERSONAL SERVICE OR BY FIRST CLASS MAIL PROVIDED THAT SUCH ALTERNATIVE METHOD IS EFFECTUATED BY A DISINTERESTED PARTY WHO ATTESTS THERETO BY A WRITTEN DECLARATION UNDER PENALTY OF PERJURY IN A FORM CONSISTENT WITH THE PROVISIONS OF CALIFORNIA CODE OF CIVIL PROCEDURE SECTION1013A AUTHORIZING SERVICE BY MAIL, ANY SUCH NOTICE SHALL BE ADDRESSED TO OR DELIVERED TO THE RECIPIENT AS
FOLLOWS:

IN THE CASE OF:                 ADDRESSED TO:

SELLER:        INTEGRATED MARKETING AGENCY, INC.
                        ATTENTION: JOHN TEUBER, PRESIDENT
                        20457 KELSEY DRIVE
                        CANYON COUNTRY, CALIFORNIA 91351

BUYER:        ADVANCED OXYGEN TECHNOLOGIES, INC.
                      ATTENTION: ROBERT E. WOLFE, PRESIDENT
                      C/O CROSSFIELD INCORPORATED
                        230 PARK AVENUE, SUITE 1000
                        NEW YORK, NEW YORK 10169

IN THE EVENT THAT NOTICE IS TRANSMITTED BY U.S. MAIL, SUCH NOTICE SHALL BE DEEMED TO HAVE BEEN RECEIVED BY THE ADDRESSEE AND
SERVICE THEREOF SHALL BE EFFECTIVE, FIVE (5) DAYS FOLLOWING DEPOSIT THEREOF WITH THE UNITED STATES POSTAL SERVICE, OR UPON ACTUAL RECEIPT, WHICHEVER FIRST OCCURS, UNLESS THE ADDRESS FOR DELIVERY IS NOT WITHIN ONE OF THE UNITED STATES OR ITS TERRITORIES OR POSSESSIONS, IN WHICH CASE SERVICE SHALL BE ELECTIVE SEVEN (7) DAYS FOLLOWING DEPOSIT, OR UPON ACTUAL RECEIPT WHICHEVER FIRST OCCURS.
A PARTY MAY CHANGE THE ABOVE SPECIFIED ADDRESS BY GIVING THE
OTHER PARTY NOTICE OF THE NEW ADDRESS IN THE MANNER ABOVE-PRESCRIBED FOR ALL NOTICES.

14.13. RELATIONSHIP OF PARTIES. NEITHER PARTY TO THIS
AGREEMENT SHALL BE DEEMED IN ANY WAY, NOR CONSTRUED TO BE, THE
PARTNER, JOINT VENTURE, AGENT, EMPLOYEE OR SERVANT OF THE OTHER,
THEIR ENTIRE RELATIONSHIP BEING THAT OF DEBTOR AND SECURED PARTY,
AS INDEPENDENT CONTRACTING PARTIES.

14.14. SEVERABILITY. IN THE EVENT THAT ANY TERM, PROVISION, CLAUSE, ARTICLE, CONDITION OR OTHER PORTION OF THIS AGREEMENT IS DETERMINED TO BE INVALID, VOID OR UNENFORCEABLE BY A FORUM OF COMPETENT JURISDICTION, THE SAME SHALL NOT AFFECT ANY OTHER TERM, PROVISION, CLAUSE, ARTICLE, CONDITION OR OTHER PORTION HEREOF, AND THE REMAINDER OF THIS AGREEMENT SHALL REMAIN IN FULL FORCE AND EFFECT, AS IF SUCH INVALID, VOID OR UNENFORCEABLE TERM, PROVISION, CLAUSE, ARTICLE, CONDITION OR OTHER PORTION OF THIS AGREEMENT DID NOT APPEAR HEREIN.
 .
IN WITNESS WHEREOF, THE PARTIES HAVE SUBSCRIBED
THEIR NAMES TO THIS AGREEMENT OR IN THE CASE OF CORPORATE PARTIES, HAVE CAUSED THEIR DULY-AUTHORIZED OFFICERS TO EXECUTE THIS AGREEMENT, EFFECTIVE ON THE DATE FIRST WRITTEN ABOVE,

                         SECURED PARTY:
                         INTEGRATED
                         MARKETING AGENCY,
                         INC.

                         BY:.........................................
                              NAME:
                               ITS:

                         DEBTOR:
                         ADVANCED OXYGEN
                         TECHNOLOGIES, INC.

                         BY:.........................................
                         NAME:  ROBERT E. WOLFE
                         ITS:        PRESIDENT


                      EXHIBIT F
               EMPLOYMENT AGREEMENT

  THIS EMPLOYMENT AGREEMENT, DATED MARCH 9,
1998, FOR PURPOSES OF IDENTIFICATION, IS MADE AND ENTERED INTO BY
AND BETWEEN ADVANCED OXYGEN TECHNOLOGIES, INC.,
A DELAWARE CORPORATION (HEREINAFTER REFERRED TO AS "EMPLOYER"),
AND JOHN TEUBER, A NATURAL PERSON, (HEREINAFTER REFERRED TO
AS "EMPLOYEE"), IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA.

     1.   DEFINITIONS & INTERPRETATION.

1.1  IN ADDITION TO ANY OTHER TERMS THAT MAY BE DEFINED
ELSEWHERE IN THIS AGREEMENT, THE FOLLOWING SHALL GOVERN THE
CONSTRUCTION AND INTERPRETATION HEREOF:

1.1.1 THE "BOARD" MEANS AND REFERS TO THE BOARD
OF DIRECTORS OF EMPLOYER.

          1.1.2 "CONTRACT YEAR" MEANS AND REFERS TO A SPAN
          OF TIME WHICH BEGINS ON THE DATE FIRST SET FORTH
          ABOVE IN ANY CALENDAR YEAR DURING THE TERM OF THE
          EMPLOYMENT HEREUNDER AND WHICH ENDS AT
          MIDNIGHT ON THE DAY IMMEDIATELY PRECEDING THE
          SAME DATE IN SUBSEQUENT CALENDAR YEAR.

1.2 WHENEVER IN THIS AGREEMENT THERE APPEARS THE LOCATIVE
ADVERBS "HEREIN", "HEREUNDER", HEREINBELOW", "HEREINABOVE", OR ANY SUBSTANTIALLY SIMILAR ADVERB, THE SAME SHALL BE DEEMED TO REFER TO THIS AGREEMENT IN ITS ENTIRETY AND NOT TO ANY SPECIFIC ARTICLE, SECTION, SUBSECTION, SUBPART, PARAGRAPH OR SUBPARAGRAPH.

     2.   RECITALS.

2.1 THE CONTRACTUAL RELATIONSHIP CREATED BY OPERATION OF
THIS AGREEMENT IS PREMISED UPON THE FOLLOWING FACTS:

          2.1.1 EMPLOYER HAS PURCHASED CERTAIN ASSETS (THE "PURCHASED ASSETS") USED IN THE BUSINESS OF TELEMARKETING SERVICES FROM INTEGRATED MARKETING AGENCY, INC. PURSUANT TO THAT CERTAIN AGREEMENT FOR PURCHASE AND SALE OF SPECIFIED BUSINESS ASSETS DATED THE DATE HEREOF.

          2.1.2 EMPLOYER'S BOARD OF DIRECTORS HAS
          DETERMINED THAT EMPLOYEE HAS SUBSTANTIAL
          EXPERIENCE AS A MARKETING AND SALES
          REPRESENTATIVE AND IN UTILIZING THE PURCHASED
          ASSETS, BY VIRTUE OF WHICH EMPLOYEE POSSESSES
          SKILLS, ABILITY AND BACKGROUND IN AND KNOWLEDGE
          OF EMPLOYER'S BUSINESS AND THE INDUSTRY WHICH IT
          IS ENGAGED, WHICH ARE ESSENTIAL TO THE BEST
          INTERESTS OF EMPLOYER.

2.2 IN CONSIDERATION OF THE MUTUAL DUTIES CREATED HEREIN
AND THE MUTUAL BENEFITS CONFERRED HEREBY, THE ADEQUACY OF WHICH
IS HEREBY ACKNOWLEDGED, EACH OF THE UNDERSIGNED VOLUNTARILY
ENTERS INTO THIS AGREEMENT.

     3.   TERM OF EMPLOYMENT; EFFECT OF EXPIRATION OF TERM.

3.1 EMPLOYER HEREBY EMPLOYS EMPLOYEE AND EMPLOYEE
HEREBY ACCEPTS THE BELOW-SPECIFIED EMPLOYMENT FOR A PERIOD OF
TWO (2) CONTRACT YEARS.

3.2 IF THE EMPLOYMENT CREATED HEREUNDER CONTINUE AFTER
EXPIRATION OF THE SECOND CONTRACT YEAR, SUCH EMPLOYMENT SHALL
AUTOMATICALLY BECOME AT-WILL SUCH THAT EITHER PARTY MAY THEN
TERMINATE THE EMPLOYMENT AT ANY TIME, WITH OR WITHOUT CAUSE OR
REASON.

     4.   EMPLOYEE'S DUTIES.

4.1 EMPLOYEE SHALL RENDER SERVICES FOR THE DEVELOPMENT OF
NEW BUSINESS FOR EMPLOYER IN ACCORDANCE WITH THE POLICIES ESTABLISHED BY THE BOARD, AND CONSISTENT WITH EMPLOYER'S
EMPLOYMENT POLICY MANUAL ADOPTED BY THE BOARD (AND AS SAME
MAY BE HEREAFTER AMENDED). THIS AGREEMENT, AND THE SAID POLICY MANUAL, SHALL BE CONSTRUED AS ONE CONTRACT, SUCH THAT THE TWO TOGETHER SHALL BE DEEMED TO SET FORTH ALL THE TERMS, CONDITIONS AND COVENANTS OF THE AGREEMENT EXISTING BETWEEN EMPLOYER AND
EMPLOYEE. IN THE EVENT OF ANY CONFLICT BETWEEN THE PROVISIONS OF THIS AGREEMENT AND SAID POLICY MANUAL, THE TERMS OF THIS
AGREEMENT SHALL PREVAIL TO THE EXTENT PERMITTED BY LAW.

4.2 EMPLOYEE SHALL DEVOTE SUBSTANTIALLY ALL OF EMPLOYEE'S PROFESSIONAL TIME, ATTENTION AND ENERGY TO THE BEST OF HIS ABILITY AND EXPERIENCE, AND SHALL LOYALLY AND CONSCIENTIOUSLY PERFORM THE DUTIES AND OBLIGATIONS EITHER EXPRESSLY OR IMPLICITLY REQUIRED OF HIM UNDER THIS AGREEMENT AND ATTENDANT TO THE POSITION FOR WHICH HE IS EMPLOYED HEREUNDER, AND SHALL CARRY OUT SUCH DUTIES IN A MANNER THAT IS CONSISTENT WITH GOOD AND LAWFUL BUSINESS
PRACTICES.

4.3 NOTHING IN THIS AGREEMENT SHALL BE INTERPRETED TO
PROHIBIT OR RESTRICT OFF-DUTY ACTIVITIES BY EMPLOYEE OR OUTSIDE
EMPLOYMENT OF EMPLOYEE; PROVIDED, HOWEVER, THAT EMPLOYEE
SHALL NOT DO ANY OF THE FOLLOWING:

          4.3.1 PARTICIPATE IN ANY OTHER BUSINESS ACTIVITIES DURING THE TERM OF HIS EMPLOYMENT HEREUNDER ON BEHALF OF ANY PERSON, FIRM, COMPANY OR ENTITY (IN ANY CAPACITY, INCLUDING BUT NOT LIMITED TO THAT OF EMPLOYEE, AGENT, OFFICER, DIRECTOR, CONSULTANT OR INVESTOR), WHETHER FOR PROFIT OR NOT-FOR-PROFIT, WHICH IS ENGAGED IN ANY BUSINESS THAT IS COMPETITIVE WITH EMPLOYER'S BUSINESS;

          4.3.2 PARTICIPATE IN ANY OTHER BUSINESS ACTIVITIES,
          DURING OR AFTER THE TERM OF HIS EMPLOYMENT
          HEREUNDER WHICH ARE PROSCRIBED BY THAT CERTAIN
          COVENANT OF NON-COMPETITION TO WHICH EMPLOYEE
          IS A PARTY AND WHICH IS EXECUTED BY EMPLOYEE
          CONTEMPORANEOUSLY WITH THIS AGREEMENT.

4.4 UNLESS AND UNTIL OTHERWISE DETERMINED BY THE BOARD,
EMPLOYEE SHALL REPORT DIRECTLY TO THE GENERAL MANAGER OF
EMPLOYER.


5.   COMPENSATION OF EMPLOYEE; BONUS.

5.1 EMPLOYER SHALL COMPENSATE EMPLOYEE FOR EMPLOYEE'S
SERVICES HEREUNDER AS FOLLOWS:

     5.1.1 IF, DURING THE FIRST CONTRACT YEAR HEREUNDER,
     THE GROSS REVENUES OF EMPLOYER FOR SUCH CONTRACT YEAR LESS ACCOUNTS RECEIVABLE AGED MORE THAN 60 DAYS (AS
     DETERMINED BY GENERALLY-ACCEPTED ACCOUNTING PRINCIPLES), EXCEEDS $4,900,000, THEN EMPLOYEE SHALL RECEIVE
     COMPENSATION (THE "YEAR 1 COMPENSATION" HEREIN) FOR
     SUCH CONTRACT YEAR EQUIVALENT TO AN AMOUNT WHICH IS TWO
     AND ONE-HALF PERCENT (2 1/2%) OF SUCH EXCESS.  ANY SUCH
     YEAR 1 COMPENSATION SHALL BE PAYABLE THIRTY (30) DAYS FOLLOWING THE END OF THE FIRST CONTRACT YEAR (LESS CUSTOMARY WITHHOLDINGS OF TAXES AND OTHER DEDUCTIONS AS REQUIRED BY
     LAW).

     5.1.2 COMMENCING DURING THE SECOND CONTRACT
     YEAR, A BASE SALARY AT THE ANNUAL RATE OF FORTY-EIGHT
     THOUSAND U.S. DOLLARS ($48,000.00)(THE "BASE SALARY"
     HEREIN), PAYABLE IN REGULAR, PERIODIC INSTALLMENTS, AT SUCH
     TIMES AS ARE CONSISTENT WITH EMPLOYER'S REGULAR PAYROLL
     PROCEDURES (LESS CUSTOMARY WITHHOLDINGS OF TAXES AND
     OTHER DEDUCTIONS AS REQUIRED BY LAW).

     5.1.3 IF, DURING ANY CONTRACT YEAR OTHER THAN THE
     FIRST CONTRACT YEAR HEREUNDER, THE GROSS REVENUES OF EMPLOYER FOR SUCH CONTRACT YEAR LESS ACCOUNTS RECEIVABLE AGED MORE THAN 60 DAYS (AS DETERMINED BY GENERALLY-ACCEPTED ACCOUNTING PRINCIPLES), EXCEEDS THE PREVIOUS CONTRACT YEAR'S GROSS REVENUES, THEN EMPLOYEE SHALL RECEIVE ADDITIONAL COMPENSATION (THE "SUBSEQUENT BONUS" HEREIN) FOR SUCH CONTRACT YEAR EQUIVALENT TO AN AMOUNT WHICH IS TWO AND ONE-HALF PERCENT (2 1/2%) OF SUCH EXCESS LESS THE BASE SALARY OF $48,000. ANY SUCH SUBSEQUENT BONUS SHALL BE PAYABLE THIRTY (30) DAYS FOLLOWING THE END OF THE SUBJECT CONTRACT YEAR (LESS CUSTOMARY WITHHOLDINGS OF TAXES AND OTHER DEDUCTIONS AS REQUIRED BY LAW).

     6.   BENEFITS.

6.1 DURING THE TERM OF THE EMPLOYMENT HEREUNDER,
EMPLOYEE SHALL BE ENTITLED TO RECEIVE THE FOLLOWING BENEFITS
GENERALLY ENJOYED BY ALL EMPLOYER'S EMPLOYEES:

     6.1.1 FULLY-PAID LEAVES OF ABSENCE FOR SUCH HOLIDAYS
     AS MAY BE GRANTED FROM TIME IN ACCORDANCE WITH
     EMPLOYER'S THEN-CURRENT POLICIES GOVERNING SUCH LEAVES
     FOR ALL EMPLOYEES; AND

     6.1.2 LEAVES OF ABSENCE AS MAY BE REQUIRED BY
     APPLICABLE LAW (INCLUDING FOR PURPOSES OF EXAMPLE, BUT NOT AS A LIMITATION, REASONABLE TIME FROM WORK TO VOTE IN ELECTIONS, TO SERVE AS A JUROR AND TO TESTIFY IN LEGAL PROCEEDINGS IF SUBPOENAED TO DO); PROVIDED, HOWEVER, THAT SUCH LEAVES WILL BE FULLY-PAID ONLY WHERE REQUIRED BY LAW AND WILL BE LIMITED IN DURATION AS REQUIRED BY LAW; AND

     6.1.3 LEAVES OF ABSENCE ON ACCOUNT OF ILLNESS,
     BEREAVEMENT OR FAMILY EMERGENCY IN SUCH FREQUENCY AND
     DURATION AS PROVIDED BY EMPLOYER'S THEN-CURRENT POLICIES
     GOVERNING SUCH LEAVES FOR ALL EMPLOYEES.

6.2 IN ADDITION TO THE FOREGOING BENEFITS (BUT NOT AS A
LIMITATION THEREON), EMPLOYEE SHALL BE ENTITLED TO BE ABSENT FROM HIS EMPLOYMENT HEREUNDER FOR A TOTAL OF TWENTY (20) BUSINESS DAYS (TOTALING FOUR (4) CALENDAR WEEKS WHEN WEEKENDS ARE INCLUDED) AS AND FOR VACATION LEAVES FOR EACH COMPLETED CONTRACT YEAR
HEREUNDER. DURING SUCH VACATION LEAVE, EMPLOYEE SHALL BE COMPENSATED AT THE RATE OF HIS ABOVE-PRESCRIBED BASE SALARY, TOGETHER WITH ALL OTHER BENEFITS SPECIFIED IN THIS AGREEMENT. SUCH VACATION LEAVE MAY BE TAKEN CONSECUTIVELY OR IN SEPARATE TIME SEGMENTS; PROVIDED, HOWEVER, THAT UNLESS OTHERWISE EXPRESSLY
AGREED TO BY THE EMPLOYER-CORPORATION'S PRESIDENT, ALL ACCRUED VACATION LEAVE MUST BE TAKEN WITHIN TWELVE (12) MONTHS FOLLOWING THE ACCRUAL THEREOF. A FAILURE BY EMPLOYEE TO TAKE VACATION LEAVE WITHIN THE PRESCRIBED TIME SHALL WORK AS A FORFEITURE OF
EMPLOYEE'S RIGHT TO TAKE SUCH TIME, BUT NOT AS A FORFEITURE OF EMPLOYEE'S RIGHT TO BE PAID BASE SALARY THEREFOR. FOR PURPOSES
OF THIS AGREEMENT, THE TERM "BUSINESS DAY" IS DEFINED AS ANY DAY WHICH IS NOT A SATURDAY, A SUNDAY, A DAY CUSTOMARILY GRANTED BY EMPLOYER AS A HOLIDAY OR A DAY WHICH EMPLOYEE WOULD HAVE
OTHERWISE BEEN ENTITLED TO BE ABSENT FROM WORK UNDER EMPLOYER'S THEN-CURRENT POLICIES GOVERNING SUCH LEAVES FOR ALL EMPLOYEES.

     7.   REIMBURSEMENT OF BUSINESS EXPENSES INCURRED BY
     EMPLOYEE.

7.1 EMPLOYER SHALL REIMBURSE EMPLOYEE FOR REASONABLE OUT-OF-POCKET EXPENSES INCURRED AND PAID BY EMPLOYEE DURING
THE TERM OF THE EMPLOYMENT HEREUNDER IN CONNECTION WITH THE CONDUCT OF EMPLOYER'S BUSINESS AND/OR THE DISCHARGE OF EMPLOYEE'S DUTIES INCLUDING, FOR PURPOSES OF EXAMPLE BUT NOT AS A LIMITATION, TRAVEL EXPENSES, FOOD AND LODGING WHILE AWAY FROM HOME SUBJECT, HOWEVER, TO THE PRIOR APPROVAL OF EMPLOYER.

7.2 EMPLOYER'S OBLIGATIONS TO REIMBURSE EMPLOYEE FOR ANY EXPENSES SPECIFIED IN THIS AGREEMENT SHALL NOT ARISE UNLESS AND UNTIL EMPLOYEE HAS SUBMITTED TO EMPLOYER WRITTEN VOUCHERS EVIDENCING SUCH EXPENSES IN A FORM AS MAY BE PRESCRIBED FROM TIME TO TIME BY THE RULES OF STATE AND FEDERAL TAX AUTHORITIES.

     8.   OBLIGATIONS NOT CONDITIONED ON OR RELATED TO OTHERS.

8.1 EMPLOYER MAY TERMINATE EMPLOYEE'S EMPLOYMENT:  (I)
BY GIVING EMPLOYEE WRITTEN NOTICE OF SUCH TERMINATION AT LEAST 30
DAYS IN ADVANCE, AND (II) AT ANY TIME FOR CAUSE.

8.2 EMPLOYEE'S EMPLOYMENT HEREUNDER SHALL TERMINATE
IMMEDIATELY UPON HIS DEATH OR DISABILITY.  FOR PURPOSES OF THIS
SECTION 8.2, EMPLOYEE SHALL BE DEEMED TO BE "DISABLED" IF, ON ACCOUNT OF ILLNESS OR OTHER INCAPACITY, HE HAS BEEN UNABLE TO PERFORM HIS DUTIES FOR 60 CONSECUTIVE DAYS. THE EMPLOYER SHALL CONTINUE TO PAY EMPLOYEE HIS BASE SALARY AND OTHER EMPLOYMENT BENEFITS HEREUNDER PRIOR TO TERMINATION BY THE BOARD OF DIRECTORS PURSUANT TO THIS SECTION 8.1, EVEN THOUGH EMPLOYEE IS DISABLED DURING THE 60-DAY PERIOD PRECEDING SUCH TERMINATION.

8.3 THIS AGREEMENT MAY BE TERMINATED WITH THE MUTUAL
CONSENT OF THE PARTIES.

8.4 IF EMPLOYEE'S EMPLOYMENT HEREUNDER IS TERMINATED BY
EMPLOYER WITHOUT CAUSE PURSUANT TO THE FOREGOING SECTION 8.1,
EMPLOYER SHALL, WITHIN 30 DAYS AFTER THE EFFECTIVE DATE OF SUCH
TERMINATION MAKE A CASH PAYMENT EQUAL TO EMPLOYEE'S BASE
SALARY FOR A PERIOD OF TIME EQUAL TO THE LESSER OF (X) THE REMAINING CONTRACT YEAR (ASSUMING NO FURTHER RENEWALS THEREOF) AND (Y) SIX
(6) MONTHS.

8.5 IF EMPLOYEE'S EMPLOYMENT HEREUNDER IS TERMINATED FOR
ANY REASON, THEN ALL RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL TERMINATE AUTOMATICALLY THEREUPON, EXCEPT (I) AS
TO ANY RIGHT WHICH EMPLOYEE'S ESTATE OR DEPENDENTS MAY HAVE
UNDER "COBRA" OR ANY OTHER FEDERAL OR STATE LAW, (II) AS TO ANY BASE SALARY EARNED BY HIM PRIOR TO SUCH TERMINATION, OR [(III) TO THE EXTENT OTHERWISE SPECIFICALLY SET FORTH HEREIN (INCLUDING UNDER THE FOREGOING SECTION 8.4).]

8.6 FOR PURPOSES OF THIS AGREEMENT:

     "CAUSE" MEANS, WHEN USED IN CONNECTION WITH THE
     TERMINATION OF EMPLOYEE'S EMPLOYMENT WITH EMPLOYER (OR
     THE RIGHT TO EFFECT SUCH TERMINATION):

               (I)            EMPLOYEE'S COMMISSION OF ANY CRIME
               INVOLVING MORAL TURPITUDE OR ANY FELONY;

               (II) EMPLOYEE'S COMMISSION OF AN ACT OF FRAUD OR EMBEZZLEMENT UPON EMPLOYER;

               (III) WILLFUL MISCONDUCT OR WILLFUL FAILURE BY EMPLOYEE TO PERFORM HIS DUTIES TO EMPLOYER
               OR MATERIAL BREACH OF THIS AGREEMENT;

               (IV)           HABITUAL DRUG, ALCOHOL OR OTHER SUBSTANCE
               ABUSE BY EMPLOYEE;

               (V) FAILURE BY EMPLOYEE TO DISCLOSE MATERIAL, ADVERSE PERSONAL, BUSINESS OR FINANCIAL
               INFORMATION AT THE TIME OF SIGNING THIS
               AGREEMENT WHICH FAILURE CAN MATERIALLY
               AND ADVERSELY AFFECT THE BUSINESS AND
               AFFAIRS OF EMPLOYER.

8.7 UPON TERMINATION OF THE EMPLOYMENT HEREUNDER FOR
ANY REASON, EMPLOYEE SHALL FORTHWITH DELIVER BACK TO EMPLOYER ANY AND ALL PROPERTY BELONGING TO EMPLOYER OF EVERY TAPE AND NATURE, INCLUDING BUT NOT LIMITED TO, KEYS, DOCUMENTS, MANUALS, CATALOGS, CORRESPONDENCE, PRODUCT SAMPLES AND DOCUMENTATION OF EVERY TYPE AND NATURE.

     9.   CONFIDENTIALITY.

9.1 WITHOUT THE SPECIFIC PRIOR WRITTEN CONSENT OF
EMPLOYER, EMPLOYEE SHALL NOT, DIRECTLY OR INDIRECTLY, AT ANY TIME
AFTER THE DATE HEREOF, DIVULGE TO ANY PERSON OR ENTITY, OR USE FOR
HIS OWN DIRECT OR INDIRECT BENEFIT, ANY INFORMATION CONFIDENTIAL
AND/OR PROPRIETARY TO EMPLOYER CONCERNING ITS BUSINESS, AFFAIRS, PRODUCTS, SERVICES, ASSETS, LIABILITIES, REVENUES, CONDITION (FINANCIAL OR OTHERWISE), OR PROSPECTS, CUSTOMERS OR SUPPLIERS, INCLUDING,
WITHOUT LIMITATION, ANY DATA OR STATISTICAL INFORMATION OF OR WITH RESPECT TO EMPLOYER WHETHER CREATED OR DEVELOPED BY EMPLOYER
OR ON ITS BEHALF, OR WITH RESPECT TO WHICH EMPLOYEE MAY HAVE
KNOWLEDGE OR ACCESS, IT BEING THE INTENT OF THE PARTIES HERETO TO RESTRICT EMPLOYEE FROM DISSEMINATING OR USING ANY SUCH
INFORMATION OF OR WITH RESPECT TO EMPLOYER WHICH IS AT THE TIME
OF SUCH USE OR DISSEMINATION UNPUBLISHED AND NOT READILY
AVAILABLE OR GENERALLY KNOWN TO THE PUBLIC OR IN EMPLOYER'S
TRADE; PROVIDED THAT NOTHING IN THIS SECTION 9 SHALL PROHIBIT SUCH DISCLOSURE WITHIN THE SCOPE OF EMPLOYEE'S EMPLOYMENT OR IN THE
BEST INTEREST OF EMPLOYER.

     10.  MISCELLANEOUS PROVISIONS.

     10.1 UNCONDITIONAL OBLIGATIONS.  THE LEGAL RELATIONSHIP,
DUTIES AND OBLIGATIONS OF THE PARTIES HEREUNDER ARE NOT
CONDITIONED UPON OR RELATED TO THE PERFORMANCE OR SATISFACTION OF
ANY TERMS, COVENANTS, CONDITIONS, OBLIGATIONS OR DISCHARGE OF ANY
DUTIES UNDER ANY OTHER CONTRACT OR OTHER OBLIGATION OR
RELATIONSHIP ARISING OR EXISTING BETWEEN THE PARTIES.

10.2 ATTORNEYS' FEES, ETC.  IN THE EVENT THAT ANY SUIT IN LAW
OR EQUITY, OR OTHER FORMAL PROCEEDING IS INSTITUTED BY ANY PARTY TO THIS AGREEMENT, TO ENFORCE, INTERPRET OR RECOVER DAMAGES FOR BREACH OF ANY PROVISION OR PART OF THIS AGREEMENT, THEN THE PARTY PREVAILING IN SUCH ACTION OR OTHER FORMAL PROCEEDING SHALL BE ENTITLED TO RECOVER, IN ADDITION TO THE COSTS OF SUIT INCURRED BY SUCH PREVAILING PARTY, SUCH ATTORNEYS' FEES AS THE TRIBUNAL PRESIDING IN SUCH ACTION OR OTHER FORMAL PROCEEDING SHALL DEEM TO HAVE BEEN REASONABLY INCURRED BY SUCH PREVAILING PARTY.

10.3 BINDING AGREEMENT.  ALL TERMS, CONDITIONS AND
COVENANTS TO BE OBSERVED AND PERFORMED BY THE PARTIES HERETO
SHALL BE APPLICABLE TO AND BINDING UPON THEIR RESPECTIVE AGENTS,
SERVANTS, HEIRS EXECUTOR'S ADMINISTRATORS, AFFILIATES, SUBSIDIARIES, ASSOCIATES, EXECUTIVES, SUCCESSORS AND ASSIGNS.

10.4 CAPTIONS.  ALL CAPTIONS (PARAGRAPH HEADINGS) SET FORTH
IN THIS AGREEMENT ARE INSERTED ONLY AS A NO MATTER OF CONVENIENCE AND FOR REFERENCE, AND SHALL NOT BE CONSTRUED TO DEFINE, LIMIT, INTERPRET, PRESCRIBE OR DESCRIBE THE SCOPE OF INTENT OF THIS AGREEMENT, OR ANY PART HEREOF, NOR AFFECT ITS MEANING, AND SHALL NOT BE CONSIDERED FOR SUCH PURPOSES.

10.5 COUNTERPARTS.  THIS AGREEMENT MAY BE EXECUTED IN
ANY NUMBER OF COUNTERPARTS, EACH OF WHICH SHALL BE DEEMED AN
ORIGINAL BUT ALL OF WHICH, WHEN TAKEN TOGETHER, SHALL CONSTITUTE
ONE AND THE SAME DOCUMENT.

10.6 FAIR INTERPRETATION.  THE LANGUAGE APPEARING IN LL
PARTS OF THIS AGREEMENT SHALL BE CONSTRUED, IN ALL CASES, ACCORDING TO ITS FAIR MEANING AND NOT STRICTLY CONSTRUED FOR OR AGAINST EITHER PARTY HERETO.

10.7 GOVERNING LAW.  THIS AGREEMENT SHALL BE INTERPRETED,
CONSTRUED AND GOVERNED BY, IN ACCORDANCE WITH AND CONSISTENT
WITH THE LAWS OF THE STATE OF CALIFORNIA, WHICH SHALL IN ALL RESPECTS, INCLUDING STATUTES OF LIMITATIONS, TO ANY DISPUTES OR CONTROVERSIES ARISING OUT OF OR PERTAINING TO THIS AGREEMENT.

10.8 METHOD OF GIVING NOTICES.  ANY NOTICE REQUIRED OR
PERMITTED TO BE GIVEN HEREUNDER SHALL BE SO GIVEN BY REGISTERED OR CERTIFIED (RETURN RECEIPT) UNITED STATES POSTAL SERVICE MAIL,
POSTAGE PRE-PAID, UNLESS A NOTICE TRANSMITTED IN SAID MANNER IS RETURNED TO THE SENDER AS UNCLAIMED, REFUSED OR UNDELIVERABLE, OR UNLESS THE PARTY GIVING NOTICE HAS A GOOD FAITH REASON TO BELIEVE THAT A NOTICE TRANSMITTED IN SAID MANNER WILL BE SO RETURNED, IN WHICH CASE SUCH NOTICE MAY BE GIVEN, AT THE SENDER'S OPTION, BY PERSONAL SERVICE OR BY FIRST CLASS MAIL PROVIDED THAT SUCH ALTERNATIVE METHOD IS EFFECTUATED BY A DISINTERESTED PARTY WHO ATTESTS THERETO BY A WRITTEN DECLARATION UNDER PENALTY OF PERJURY
IN A FORM CONSISTENT WITH THE PROVISIONS OF CALIFORNIA CODE CIVIL PROCEDURES SECTION1013A AUTHORIZING SERVICE BY MAIL. ANY SUCH NOTICE SHALL BE ADDRESSED TO OR DELIVERED TO THE RECIPIENT AS FOLLOWS:

      IN THE CASE OF:             ADDRESSED TO:

          EMPLOYER:               ADVANCED OXYGEN
                                  TECHNOLOGIES INC.
                                  C/O CROSSFIELD INC
                                  230 PARK AVENUE - SUITE 1000
                                  NEW YORK, NEW YORK  10169
                                  ATTN:  ROBERT E. WOLFE, PRESIDENT

          EMPLOYEE:               JOHN TEUBER
                                  20457 KELSEY DRIVE
                                  CANYON COUNTRY, CALIFORNIA 91351

IN THE EVENT THAT NOTICE IS TRANSMITTED BY U.S. MAIL, SUCH NOTICE SHALL BE DEEMED TO HAVE BEEN RECEIVED BY THE ADDRESSEE AND
SERVICE THEREOF SHALL BE EFFECTIVE, FIVE (5) DAYS FOLLOWING DEPOSIT THEREOF WITH THE UNITED STATES POSTAL SERVICE, OR UPON ACTUAL RECEIPT, WHICHEVER FIRST OCCURS. A PARTY MAY CHANGE THE ABOVE-SPECIFIED ADDRESS BY GIVING THE OTHER PARTY NOTICE OF THE NEW ADDRESS IN THE MANNER ABOVE-PRESCRIBED FOR ALL NOTICES.

IN WITNESS WHEREOF THE PARTIES HAVE SUBSCRIBED
THEIR NAMES OR CAUSED AN AUTHORIZED OFFICER TO SUBSCRIBE THIS
AGREEMENT, EFFECTIVE ON THE DATE FIRST WRITTEN ABOVE.

     ADVANCED OXYGEN TECHNOLOGIES, INC.

     BY:  ____________________________________
          NAME:   ROBERT E. WOLFE
          ITS:         PRESIDENT


     ______________________________________
                   JOHN TEUBER
EXHIBIT G-UCC1